                                                                    EXHIBIT 99.1

HEARING DATE: FEBRUARY 14, 2001 AT 9:30 A.M.
OBJECTION DEADLINE: FEBRUARY 9, 2001 AT 4:00 P.M.

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

--------------------------------------x
In re:                                 )            Chapter 11
                                       )
STROUDS, INC.,                         )        Case No. 00-3552 (MFW)
                                       )
                                       )
                         Debtor.       )
--------------------------------------x

                                NOTICE OF MOTION

                  PLEASE TAKE NOTICE that the attached Motion for Orders: (i) Approving Sale of Substantially All of the Debtor's Assets and Business Free and Clear of All Liens, Claims and Encumbrances Pursuant to 11 U.S.C. Section 363; (ii) Approving Bidding and Notice Procedures for the Sale; and (iii) Pursuant to 11 U.S.C. Section 365 Approving Assumption and Assignment of Certain of the Debtor's Nonresidential Real Property Leases and Other Executory Contracts in Connection with Such Sale (the "Motion") has been filed with the United States Bankruptcy Court for the District of Delaware, 824 N. Market Street, Wilmington, Delaware 19801 (the "Court").

                  PLEASE TAKE FURTHER NOTICE that any objection or response to the relief sought in the Application must be in writing, filed with the Court and served upon each of the undersigned attorneys so as to be actually received by such counsel by not later than 4:00 p.m. Eastern Standard Time on February 9, 2001.

                  PLEASE TAKE FURTHER NOTICE that a hearing on the relief requested in the Motion will be held on February 14, 2001 at 9:30 a.m. before the Honorable Mary F. Walrath,

United States Bankruptcy Court, Sixth Floor, 824 Market Street, Wilmington, Delaware. Any notice of adjournment of that hearing will be provided only to the objecting parties.

Dated:  January 30, 2001               PEPPER HAMILTON LLP



                                       -------------------------------
                                       David B. Stratton (DE No. 960)
                                       Aaron A. Garber (DE No. 3837)
                                       1201 Market Street, Suite 1600
                                       P.O. Box 1709
                                       Wilmington, Delaware 19899
                                       (302) 777-6500

                                       and

                                       HENNIGAN, BENNETT & DORMAN
                                       Bennett J. Murphy
                                       James O. Johnson
                                       Kelly K. Frazier
                                       601 South Figueroa Boulevard, Suite 3300
                                       Los Angeles, CA 90017
                                       (213) 694-1200


                                       ATTORNEYS FOR DEBTOR AND DEBTOR-IN-
                                       POSSESSION

HEARING DATE:  FEBRUARY 14, 2001 @ 9:30 A.M. (SALE PROCEDURES)
OBJECTION DEADLINE:  FEBRUARY 9, 2001 @ 4:00 P.M.
HEARING DATE:  MARCH 1, 2001 @ 11:30 A.M. (SALE HEARING)
OBJECTION DEADLINE: FEBRUARY __, 2001 @ 4:00


                         UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE

In re                                  )              Chapter 11
                                       )
STROUDS, INC.,                         )         Case No. 00-3552 (MFW)
                                       )
                                       )
                                       )
                       Debtor.         )
---------------------------------------)

                  MOTION OF THE DEBTOR AND DEBTOR-IN-POSSESSION
                 FOR ORDERS: (I) APPROVING SALE OF SUBSTANTIALLY
                  ALL OF THE DEBTOR'S ASSETS AND BUSINESS FREE
                 AND CLEAR OF ALL LIENS, CLAIMS AND ENCUMBRANCES
              PURSUANT TO 11 U.S.C. SECTION 363; (II) APPROVING BIDDING
             AND NOTICE PROCEDURES FOR THE SALE; AND (III) PURSUANT
             TO 11 U.S.C. SECTION 365 APPROVING ASSUMPTION AND ASSIGNMENT
                 OF CERTAIN OF THE DEBTOR'S NONRESIDENTIAL REAL
                  PROPERTY LEASES AND OTHER EXECUTORY CONTRACTS
                          IN CONNECTION WITH SUCH SALE

         Strouds, Inc., the debtor and debtor in possession in the above-captioned case (the "Debtor"), hereby moves this Court for the entry of certain orders approving the Motion of the Debtor and Debtor in Possession for Orders: (i) Approving Sale of Substantially All of the Debtor's Assets and Business Free and Clear of All Liens, Claims, and Encumbrances Pursuant to 11 U.S.C. Section 363; (ii) Approving Bidding and Notice Procedures for the Sale; and (iii) Pursuant to 11 U.S.C. Section 365 Approving Assumption and Assignment of Certain of the Debtor's Nonresidential Real Property Leases and Other Executory Contracts in Connection with Such Sale (the "Motion"). In support of this Motion, the Debtor respectfully represents as follows:

                                   BACKGROUND

         A. THE DEBTOR

         1. On September 7, 2000 (the "Petition Date"), the Debtor commenced this reorganization case by filing a voluntary petition for relief under chapter
11 of the Bankruptcy Code, 11 U.S.C. Sections 101-1330 (the "Bankruptcy Code").

         2. The Debtor is continuing in possession of its properties, and is operating and managing its business as debtor in possession pursuant to Sections 1107 and 1108 of the Bankruptcy Code.

         3. On September 20, 2000, the Official Committee of Unsecured Creditors (the "Committee") was appointed in this case. No request has been made for the appointment of a trustee or examiner.

         4. The Debtor is a publicly-traded corporation and is a leading specialty retailer of better quality bed, bath, tabletop, and other home textile products, decorative accessories, window treatments, furniture, and area rugs. The Debtor's merchandise assortment includes popular brand names and a wide assortment of fashion-oriented, upscale lines and designer collections. The Debtor also maintains and continues to develop its own private label lines of merchandise.

         5. As of the Petition Date, the Debtor was operating in four business segments -- full-line stores, outlet stores, boutique stores, and the internet -- in a total of 70 stores in California, Illinois, Minnesota, Nevada and Arizona. Specifically, the Debtor was operating a total of 47 full-line stores, which average 17,300 square feet each, in all five states. The Debtor also was operating 22 outlet stores, which average 8,300 square feet each and carry merchandise consisting of direct purchases, manufacturers' close-outs, overruns and irregular product, in California and Arizona. In May 2000, the Debtor opened a new retail concept store called "Pure Linens" in the upscale community of Rolling Hills Estates, California. The Debtor also has expanded its business to the internet, where it attracts customers and sales from all fifty states.

         6. Since the Petition Date, the Debtor, after filing motions and receiving court authorization, has closed the following store locations:
Huntington Beach Store #14; Puente Hills Store #16; La Mesa Store #20; Fresno Store #44; Schaumburg Store #52; Newark Store

#54; Roseville Store #56; Reno Store #64; Vernon Hills Store #58; Reno Store #64; Old Orchard Store #67; Oak Brook Store #70; Santa Barbara Store #74; Pure Linens Store #401.

         B. JURISDICTION AND VENUE

         7. This Court has jurisdiction over this Motion pursuant to 28 U.S.C. Sections 157 and 1334. This is a core proceeding pursuant to 28 U.S.C. Sections 157(b)(2), and the statutory predicate for the relief sought herein is 11 U.S.C. Sections 105(a), 363, and 365(c).

         C. THE MARKETING OF DEBTOR'S ASSETS

         8. In response to the Debtor's increased liquidity problems, prior to the Petition Date, the Debtor attempted to explore potential investment transactions with, among others, Geller & Friends Capital Partners, Inc., Levine Lichtman, and BackBay Capital. In an effort to secure additional capital and/or sale lease back financing, the Debtor provided potential investors with due diligence packages containing the company's financial information and projections. The Debtor's management also met with certain of the potential investors. However, the Debtor's efforts at obtaining the much needed financing were unsuccessful.

         9. Following the filing of this chapter 11 case, the Debtor engaged Brincko Associates, Inc. ("BAI"), which retention was approved by the Court on September 28, 2000, to aid it in analyzing its financial situation and available options, including a sale of all or part of the Debtor's business. Although the Debtor continued to investigate potential investment transactions, over the past several months, the Debtor and its professionals also have devoted substantial time, effort and resources to the marketing and promotion of the sale of the Debtor's assets.

         10. The first step in marketing the Debtor's assets was the identification of potential investors and/or purchasers. Based upon information from the Debtor's professionals and the Committee, the Debtor identified and contacted potential strategic buyers in the same or similar lines of business. The Debtor also investigated and pursued potential investors and purchasers that contacted the Debtor directly regarding a potential sale of assets. Specifically, the Debtor, through BAI and the Committee, identified, among others, iHome.com, the Abromowitz Family, AmPac Financial, Kinsman Capital, Saunders, Karp & Megrue, Geller & Friends Capital Partners, Inc., Sunrise Capital Partners, and Anna's Linens (each an "Interested Party" and collectively, the "Interested Parties") as parties potentially interested in a transaction with the Debtor. The Debtor also contacted several investment bankers, including, Heartland Financial, Houlihan Lokey, and Gordian Group to discuss further marketing of the company by an outside party.

         11. The Debtor then drafted and sent a confidentiality agreement to each of the Interested Parties. Upon receiving an executed confidentiality agreement, the Debtor compiled and sent the Interested Parties initial due diligence packages consisting of certain financial information, including without limitation, balance sheets, general administrative expense details, profit and loss statements, and cash flow forecasts.

         12. The next step toward a potential transaction was assembling additional information regarding the Debtor's assets to allow an Interested Party to conduct further due diligence. Thus, the Debtor complied and forwarded more detailed and updated information concerning the Debtor's assets as requested by an Interested Party, such as weekly cash flows, current sales and inventory, store performance, historical performance, organizational charts, advertising budgets, aging reports, employee benefit information, and lease information. Additionally, the Debtor provided Interested Parties the opportunity to visit the Debtor's corporate headquarters and speak with various key personnel to answer any questions concerning the assets. The Debtor also arranged for senior management to give a presentation on each of the Debtor's departments.

         13. Of more than fifteen (15) Interested Parties that were contacted about a possible transaction with the Debtor, approximately eight (8) executed Confidentiality Agreements, and five (5) conducted further discussions with the Debtor and conducted due diligence. Approximately three (3) Interested Parties visited the Debtor's headquarters and conducted extensive due diligence. However, only one Interested Party -- the Buyer-- presented the Debtor with a term sheet. The Debtor and the Buyer currently are in the process of negotiating a definitive Purchase and Sale Agreement that will be filed with the Court by no later than February 13, 2001.

         D. THE PROPOSED TERMS OF THE SALE

         14. The Debtor's and the Buyer's negotiations culminated in that certain term sheet (the "Term Sheet") attached hereto as Exhibit A, which represents the salient terms of the agreement between the parties which will be incorporated into the terms of an asset purchase agreement the parties are currently drafting and which will be filed with the Court on or before February 15, 2001 and served upon all parties who are served with a copy of this Motion (the "Agreement").

         15. One of the shareholders and officers of the Buyer is Jeffrey Stroud whose father, Wilfred C. Stroud, was the founder of the Debtor and continues to be a director of the Debtor. The Debtor has disclosed Jeffrey Stroud's relationship with the Buyer to the Committee and believes that the offer submitted by the Buyer is the result of spirited, arms length negotiations and represents the highest and best offer for the Assets.

         16. The more significant terms of the Agreement between Debtor and Buyer are as follows:(1)

                  a. ASSETS TO BE PURCHASED. The assets to be purchased (the "Assets") include all rights, title, privileges, benefits and interests in and to: (a) the inventory of Debtor located at fifty (50) stores and two (2) distribution centers operated by Debtor, which may be supplemented by the identification of additional locations or reduced by the elimination of certain locations by Buyer at any time through and including January 26, 2001 (the "Acquired Locations")(2); (b) all furniture, fixtures, machinery and equipment located at the Acquired Locations and the corporate offices; (c) all computers, software and related property associated with the operation of the Acquired Locations

-------------------------
1 This description of the terms of the Agreement is intended solely to provide the Court and interested parties with an overview of the significant terms the Agreement. The Court and interested parties are respectfully referred to the Agreement for the complete terms.

2 The Acquired Locations are identified in Exhibit B attached hereto.

                  and Debtor's corporate headquarters; (d) all of the Debtor's interests in the non-residential real property leases with respect to the Acquired Locations and Debtor's corporate headquarters; (e) all of the Debtor's intellectual property, including, without limitation, all trade names, trademarks and copyrights; (f) all prepaid advertising materials through the Closing Date; (g) all customer lists; and (h) all internet domain names.

                  b. INVENTORY TO BE ACQUIRED. The inventory to be acquired consists of all finished goods located at each of the Acquired Locations (collectively "Inventory"), as of 6:00 p.m. the day before the Closing Date (as defined below) (the "Inventory Date"). The Inventory shall be acquired by Buyer on an "as-is, where-is" basis, without representation or warranty other than as set forth in the Agreement.

                  c. LEASES TO BE ACQUIRED. The Assets include the assumption by the Debtor and assignment to Buyer of all of Debtor's rights, title, privileges, benefits and interests in and to the leasehold interests of and relating to the Acquired Locations and Debtor's corporate headquarters (the "Leases"). Debtor shall be responsible for the payment of any sums necessary to cure any undisputed outstanding defaults under any and all of the Leases, and such defaults shall be cured, or shall be subject to a Bankruptcy Court order providing that Buyer shall have no liability therefore, prior to the Closing.

                  e. EXECUTORY CONTRACTS. The Assets to be transferred include the assumption and assignment of the executory contracts identified in Exhibit C (the "Contracts"). The executory contacts to be assumed and assigned to Buyer or the successful bidder are subject to revision or supplementation prior to the sale of the Assets.

                  d. PURCHASE PRICE. The sum of two million dollars ($2,000,000) in cash payable by Buyer on the Closing Date, plus the sum of sixty-thousand dollars ($60,000) in cash for the full line stores identified in Exhibit B, hereto as Store Nos. 26, 50, 65 and 77, as well as for each additional full line store locations, if any, that Buyer may seek to acquire from Debtor (the "Purchase Price").

                  f. DEPOSIT. Upon execution of the Agreement acceptable in form to Buyer, Buyer shall deposit with Debtor the sum of two hundred fifty thousand dollars ($250,000).

                  g. CONDITIONS. Consummation of the sale under the Agreement is conditioned upon, INTER ALIA, the entry of the Procedures Order and Sale Order (as defined below).

                  h. HIGHER AND BETTER OFFERS. As set forth in further detail below, the Agreement is subject to the submission by third parties of higher and better offers.

                       RELIEF REQUESTED AND BASIS THEREOF

         17. By this Motion the Debtor seeks the entry by this Court of two orders:

                  (a) an order (the "Procedures Order;" attached hereto as Exhibit D):

                  (i) approving the form and manner of notice of this Motion and the relief sought herein;

                  (ii) scheduling a hearing to approve the relief requested in this Motion (the "Sale Hearing")

                  (iii) setting a deadline and establishing requirements and procedures for interested parties to submit any competing bids for the Assets, including the approval of a break-up fee to be paid to Buyer in the event the Court authorizes a sale of the Assets to a party other than the Buyer and such sale is consummated;

                  (iv) setting a date for the filing of objections to the relief requested in this Motion; and

                  (b) an order (the "Sale Order;" attached hereto as Exhibit E)

                  (i) authorizing and approving the Agreement substantially in the form annexed hereto;

                  (ii) authorizing the sale of the Assets free and clear of all liens, claims, interests, charges and encumbrances to the Buyer or such other party who submits a higher and/or better offer for the Assets;

                  (iii) authorizing the assumption and assignment of the non-residential real property leases and other executory contracts relating to the Acquired Locations or the Assets; and

                  (iv) authorizing the Debtor to consummate all transactions related to the above.

         A. THE SALE

         18. By this Motion, the Debtor seeks approval of the sale of the Assets, as further detailed above and in the Agreement, subject to higher and better offers.

                  1. THE PROPOSED SALE SATISFIES THE REQUIREMENTS OF 11 U.S.C.
         SECTION 363

         19. Section 363(b) of the Bankruptcy Code authorizes a debtor to sell its assets outside of the ordinary course of business. "`When a debtor desires to sell an asset, its main responsibility, and the primary concern of the bankruptcy court, is the maximization of the value of the asset sold.'" MATTER OF EMBRACE SYS. CORP., 178 B.R. 112, 123 (Bankr. W.D. Mich. 1995) (quoting IN RE INTEGRATED RESOURCES, INC., 135 B.R. 746, 750 (Bankr. S.D. N.Y. 1992), AFF'D, 147 B.R. 650
(S.D.N.Y. 1992)). Thus, "a debtor must demonstrate that the purchase price is the highest and best offer." ID. -- To ensure that assets sold pursuant to an "out of the ordinary course" sale under Section 363(b) of the Bankruptcy Code yield the highest and best price for the debtor's estate, courts require that a debtor make "a strong showing that all of the requirements for any Section 363(b)(1) sale are met." IN RE INDUS. VALLEY REFRIG. & AIR CONDITIONING SUPPLIES, INC., 77 B.R. 15, 21 (Bankr. E.D. Pa. 1987). As a general rule, a debtor must show that each of the following elements have been met before a section 363(b) sale may be approved: (i) that a sound business reason exists for the proposed transaction; (ii) the sale has been proposed in good faith; (iii) the sale price is fair and reasonable; and (iv) that accurate and reasonable notice has been provided of the transaction. ID.; IN RE COUNTRY MANOR OF KENTON, INC., 172 B.R. 217, 220-21 (Bankr. N.D. Ohio 1994); IN RE STROUD FORD, INC., 163 B.R. 730 (Bankr. M.D. Pa. 1993); IN RE PLABELL RUBBER PRODS., INC., 149 B.R. 475, 479 (Bankr. N.D. Ohio 1992); IN RE GEORGE WALSH CHEVROLET, INC., 118 B.R. 99, 102 (Bankr. E.D. Mo. 1990). Here, the proposed sale of the Assets pursuant to the Agreement meets each of these four factors.

         a. THE PROPOSED SALE IS SUPPORTED BY SOUND BUSINESS REASONS

         20. Courts have made it clear that a debtor's showing of a sound business justification need not be exhaustive but rather, a debtor is "simply required to justify the proposed disposition with sound business reasons." IN RE BALDWIN UNITED CORP., 43 B.R. 888,

906 (Bankr. S.D. Ohio 1984). Whether or not there are sufficient business reasons to justify a sale depends upon the facts and circumstances of each case. COMMITTEE OF EQUITY SECURITY HOLDERS V. LIONEL CORP. (IN RE LIONEL CORP.), 722 F.2d 1063, 1071 (2d Cir. 1983); SEE ALSO IN RE DELAWARE & HUDSON RAILWAY CO., 124 B.R. 169, 176 (D. Del. 1991) (adopting LIONEL analysis); IN RE INDUSTRIAL VALLEY REFRIG. & AIR COND. SUPPLIES, INC., 77 B.R. 15 (Bankr. E.D. Pa 1987) (adopting LIONEL reasoning).

         21. When considering whether a debtor has demonstrated a sound business justification for a proposed sale of assets under Section 363(b) of the Code, a court "should consider all salient factors pertaining to the proceeding." LIONEL, 722 F.2d at 1071. In evaluating these and other pertinent factors, the court should bear in mind that the overriding goal is "to further the diverse interests of the debtor, creditors and equity holders, alike." ID. Based upon the findings of Debtor's professionals, the Debtor firmly believe that creditors will receive more value through a prompt and orderly sale of the Assets as a going concern than through its piecemeal liquidation either in Chapter 7 or 11.

         22. Here, the proposed sale and the procedures related thereto (as further detailed below) are supported by ample "business justification" and are reasonable and appropriate under the circumstances of this chapter 11 case. Based upon its analysis of its ongoing and future business prospects, the Debtor has concluded that, given the Debtor's continuing cash losses, along with the capital necessary for continued competitiveness in the industry, a sale of the Assets represents the best way to maximize the value of the Debtor's estate. The Debtor submits that a sale of the Assets as a going business concern will preserve the substantial goodwill of the business, maintain valuable relationships with manufacturers, distributors and customers, and avoid a liquidation sale at depressed prices. Thus, the Debtor believes that a sale of the Assets, subject to higher and better bids, will realize the most cash for the Debtor's estate. The Committee appointed in this case has been intimately involved in the negotiation of the Term Sheet and supports the Debtor's decision to enter into the transactions contemplated thereby.

         b. THE SALE HAS BEEN PROPOSED IN GOOD FAITH

         23. "The requirement that a purchaser act in good faith . . . speaks to the integrity of his conduct in the course of the sale proceedings." IN RE ABBOTTS DAIRIES OF PENNSYLVANIA, INC., 788 F.2d 143, 147 (3d Cir. 1986). "Typically, the misconduct that would destroy a purchaser's good faith status at a judicial sale involves fraud, collusion between the purchaser and other bidders or the trustee, or an attempt to take grossly unfair advantage of other bidders." Id. Here, the Agreement was negotiated at arms length by Debtor (or its agents) and the Buyer. The Buyer is not controlled by, or acting on behalf of, any insider of the Debtor and the Buyer is a good faith Buyer within the meaning of 11 U.S.C. Section 363(m). As noted above, however, Buyer is owned and operated by Jeffrey Stroud, the son of Wilfred Stroud, a shareholder and director of the Debtor. Jeffrey Stroud has not been a majority shareholder, an officer, director, or otherwise employed by Debtor for more than two years.

         24. Further, the sale of the Assets is subject to higher and better offers and the Debtor intends to provide notice of the sale to all potential bidders and to advertise the sale as more fully discussed below. Finally, the Debtor has fully disclosed, and is requesting herein the Court's approval of, all of the terms and conditions of the proposed sale, notice and bidding procedures. Accordingly, the sale of the Assets has been proposed, and is, in good faith.

         c. THE PURCHASE PRICE IS FAIR AND REASONABLE

         25. The Debtor has sought higher and better offers from other potential purchasers prior to the filing of this Motion and based upon the those efforts, the Debtor is convinced that the Purchase Price is fair and reasonable, currently is the highest and best offer, and that the likely alternative to the sale is a liquidation with a resultant loss of substantial value to the Debtor's estate.

         d. ACCURATE AND REASONABLE NOTICE OF THE SALE WILL BE PROVIDED

         26. In accordance with Bankruptcy Rule 6004(f)(1), sales of property outside of the ordinary course of business may be by private or by public auction. SEE Fed. R. Bankr. Pro. 6004(f)(1). Pursuant to Bankruptcy Rule 6004, notice of a proposed use, sale, or lease or property required under Bankruptcy Rule 2002(a)(2) must include the time and place of any public sale, the terms and conditions of any private sale, and the time fixed for filing objections. SEE Fed. R. Bankr. P. 2002(c)(1). Moreover, notice of a proposed use, sale, or lease or property is sufficient if it generally describes the property. ID. The Debtor submits that this Motion meets all of the above-requirements and therefore provides sufficient and accurate notice of the sale and procedures related thereto. The Motion includes the time and place of the public sale, the terms and conditions of the private sale, a general description of the Assets and a means of obtaining substantial additional information to any interested bidder, and fixes a deadline for objecting to same.

         27. The Debtor has served this Motion upon: (i) the United States Trustee ("UST"); (ii) counsel for the Creditors' Committee; (iii) counsel for Debtor's secured lender; (iv) all of the parties to the Leases and Contracts to be assumed and assigned to the Buyer; (v) all parties who have filed with the Court a request for notices in this case; (vi) all potential bidders with whom the Debtor has been in contact with; (v) the United State's Attorney

General Office; (vi) county taxing agencies; and (vii) city taxing authorities. Notice of the Motion has served on all of the creditors identified in the Debtor's schedules. The Debtor submits that such notice of the sale of the Assets satisfies the notice requirements of the applicable Bankruptcy Rules and
Section 363(b) of the Bankruptcy Code, constitutes good and sufficient notice, and that no other or further notice of this Motion and the Agreement is required.

         2. THE REQUIREMENTS OF 11 U.S.C. SECTION 363(F)

                  Section 363(f) of the Code provides:

                           (f) The Trustee may sell property under subsection
                           (b) or (c) of this section free and clear of any interest in such property of an entity other than the estate, only if -

                                    (a)      applicable non-bankruptcy law
                                             permits sale of such property free
                                             and clear of such interest;

                                    (b)      such entity consents; such interest
                                             is a lien and the price at which
                                             such property is to be sold is
                                             greater than the aggregate value of
                                             all liens on such property; such
                                             interest is in bona fide dispute;
                                             or such entity could be compelled,
                                             in a legal or equitable proceeding,
                                             to accept a money satisfaction of
                                             such interest.

11 U.S.C. Section 363(f). Here, to the best of the Debtor's knowledge, there are no secured creditors other than CIT and Pullman Bank & Trust Co. ("Pullman"). CIT has consented to the sale of the Assets as set forth herein. Pullman asserts a security interest in shelving in five or six of the Debtor's stores. With respect to Pullman, Debtor is not assuming and assigning any of its contracts with Pullman. Further, with respect to any assets at the Acquired Locations in which Pullman has a security interest, such assets have a very small value which is far less than the Purchase Price being received for the Assets. Any lien which Pullman holds in such assets shall attach to the proceeds from the sale. Thus, the Debtor submits that its transfer of the Assets free and clear of any liens and claims in the Assets satisfies the statutory prerequisites of Section 363(f) of the Bankruptcy Code. Accordingly, the Debtor seeks the entry of an Order authorizing the sale of the Assets pursuant to
Section 363 of the Bankruptcy Code.

B. THE BIDDING PROCEDURES AND BREAK-UP FEE

         28. The Debtor and the Buyer recognize that the sale of the Assets as contemplated by the Agreement is subject to higher and better offers. Therefore, the Debtor seeks authority to implement certain procedures to insure that the Debtor's estate will obtain the best return possible. The Debtor requests that the Court enter an Order approving the following bidding procedures (the "Bidding Procedures"):

                  (a) Any interested party may submit an offer to buy the Asset ("Overbid") on or before February 23, 2001, by 5:00 p.m. Pacific Time by submitting a bid to counsel for the Debtor, Buyer, and Committee. The Overbid shall be accompanied by :
                  (a) a signed asset purchase agreement, substantially in the form and content of the Agreement, and (b) a deposit in the amount of at least $275,000 in immediate available funds (in the form of cashier's check or certified funds payable to the Debtor); (c) any Overbid must have a readily ascertainable fair market value of not less than $275,000 in excess of the Purchase Price. Overbids shall not contain any material conditions other than the entry of the Sale Order.

                  (b) All subsequent Overbids shall have a readily ascertainable fair market value of $50,000 in excess of the highest existing Overbid (the "Incremental Bid Amount").

                  (c) In the event that the Debtor receives an Overbid offer as described above, then Buyer shall have until 5:00 p.m. Pacific Time on February 27, 2001 within which to increase its proposed Purchase Price by no less than the Overbid Offer, plus the Incremental Bid Amount.

                  (d) If Buyer increases its bid, notice of Buyer's offer shall be communicated to the party or parties that tendered the Overbid offer or offers (the "Overbid Offeror"). An auction sale of the Assets will thereafter be conducted at the offices of Pepper Hamilton, 1201 Market Street, Suite 1600, Wilmington, Delaware on February 28, 2001, beginning at 10:00 a.m. At the auction, each Overbid Offeror and Buyer shall have the opportunity to bid on the Assets until there is only one offer for the Assets which the Debtor in consultation with its and the Committee's professionals has selected as the highest and best offer for the Assets.

                  (e) In the event of a sale of the Assets to a party other than the Buyer, the Buyer shall be paid a flat fee payment (the "Break-Up Fee") in the amount of $175,000 in cash. The Break-Up Fee shall be paid from the deposit posted by the successful competing bidder, and shall be paid to the Buyer within twenty-four (24) hours after the earlier to occur of:
                  (i) closing of the Competing Bid; or (ii) forfeiture of the competing bidder's deposit, provided that if the Buyer ultimately purchases the Assets, the Buyer shall not receive the Break-Up Fee.

                  (f) The Debtor, with its and the Committee's professionals, shall determine in its sole discretion whether an Overbid meets the qualifications described herein and in the Procedures Order and whether a submitted asset purchase agreement or Overbid constitutes the highest and/or best offer. The highest and/or best offer as determined by the Debtor shall be submitted to the Court for approval at the Sale Hearing.

         29. The proposed Bidding Procedures are in the best interest of the Debtor, its creditors and the estates. The Bidding Procedures are designed to strike a balance between inviting competing bids and enabling the Debtor to close a sale with the Buyer within a reasonable time frame. The Bidding Procedures are fair, reasonable and necessary to promote the highest and best sale price, without imposing undue obstacles to the competitive bid process.

         30. Moreover, sellers, as the Debtor has here, often employ break-up fees and other bidding protections in order to encourage the making of an original offer subject to higher and/or better offers and ultimately to increase value for the Debtor's estate.

         31. In O'BRIEN ENVIRONMENTAL ENERGY, INC., 181 F.3d 527, 535 (3d Cir.
1999), the Third Circuit adopted the standard that the propriety of a break-up fee depends on whether such fee meets the requirements for the allowance of a proper administrative expense under section 503 of the Bankruptcy Code. ID. Therefore, under the Third Circuit's holding, "the allowability of a break-up fee depends upon the requesting party's ability to show that the fees were actually necessary to preserve the value of the estate." ID.

         32. Under the Third Circuit's approach, a break-up fee will provide some benefit to a debtor's estate if, for example, "assurance of a break-up fee promoted more competitive bidding, such as by inducing a bid that otherwise would not have been made and without which bidding would have been limited," ID. at 537, if the initial offer (encompassing the break-up fee) "served as a catalyst to higher bids," ID., or "if the availability of break-up fees and expenses were to induce a bidder to research the value of the debtor and convert that value to a dollar figure on which other bidders can rely," ID.

         33. The Break-Up Fee was an integral part of the Buyer's offer. In fact, the Buyer's offer to purchase the Assets was predicated upon and conditioned upon, INTER ALIA, the Break-Up Fee. As such, the assurance of the Break-Up Fee has "promoted more competitive bidding" because it induced a bid from the Buyer that might otherwise not have been made. The Buyer should be reasonably compensated for its willingness to assume the role of the "stalking horse" as it remains the only party ready and willing to serve in such role. Based on the perceived value of the Assets, the Debtor is confident that higher and better bids will be submitted. Accordingly, it appears that Buyer's offer (including the Break-Up Fee) is also likely to "serve [] as a catalyst to higher bids."

         26. For the foregoing reasons, the Break-Up Fee should be approved pursuant to section 503 of the Bankruptcy Code because it provides a benefit to the Debtor's estate.

         34. The Break-Up Fee is nominal in relation to the aggregate consideration offered under the Agreement. In comparison to bidding incentives approved in other cases, this request for a Break-Up Fee is .0047% of the Purchase Price. SEE, E.G., INTEGRATED RESOURCES, 147 B.R. at 662 (break-up fee representing up to 3.1% of the transaction amount plus reimbursement of expenses upheld; expert testified that outside of bankruptcy break-up fees average 3.3%). Courts in this jurisdiction regularly approve break-up fees of this size or larger. Thus, the Debtor submits that the Break-Up Fee is reasonable relative to the proposed Purchase Price and the risk, effort, and expenses the Buyer has borne and will continue to bear.

         35. Moreover, should the Debtor ultimately determine that a bid submitted by a third party other than the Buyer is the highest or otherwise best offer for the Assets and subsequently consummate a transaction with such bidder, the Debtor's estate will receive, at a minimum, more (net of the Break-Up Fee) than it would have received under the proposed transaction with the Buyer.

         36. The other Bidding Procedures are also necessary tools to maximize the value of the Debtor's estates and will not unduly hamper the submission of competing bids. Rather, the other Bidding Procedures will insure that only parties with a serious and legitimate interest in acquiring the Purchased Assets will participate in the Auction process.

         37. Accordingly, the Debtor respectfully submits that this Court should authorize and approve the Bidding Procedures, including the Break-Up Fee.

C. ASSUMPTION AND ASSIGNMENT OF UNEXPIRED LEASES AND OTHER EXECUTORY CONTRACTS PURSUANT TO 11 U.S.C. SECTION 365(3)

         38. Section 365(f) of the Bankruptcy Code provides, in pertinent part, that:

                  (2) The trustee may assign an executory contract or unexpired lease of the debtor only if -

                           (A) the trustee assumes such contract or lease in
                  accordance with the provisions of this section; and

                           (B) adequate assurance of future performance by the
                  assignee of such contract or lease is provided, whether or not there has been a default in such a contract or lease.


------------------
(3) Debtor has not included as a part of this Motion a request to establish cure amounts with respect to the Acquired Leases, but will be doing so shortly.

11 U.S.C. Section 365(f)(2).

         39. Section 365(a) of the Bankruptcy Code governs assumption of the unexpired leases and other executory contracts and provides that "[t]he trustee, subject to the court's approval, may assume or reject any executory contact or unexpired lease of the debtor." 11 U.S.C. Section 365(a). Although the Code does not provide a standard for determining when it is appropriate for a court to approve a debtor's assumption of an unexpired lease or executory contract, courts have uniformly deferred to the business judgment of the debtor. SEE, E.G, NLRB V. BILDISCO & BILDISCO, 465 U.S. 513, 523 (1984) (business judgment test is not a strict standard); IN RE METRO TRANSP. CO., 87 B.R. 338, 343 (Bankr. E.D. Pa. 1988) (same). In addition, Section 105(a) of the Bankruptcy Code authorizes the court to "issue any order, process, or judgment that is necessary to carry out the provisions of this title." 11 U.S.C. Section 105(a). The purpose of this section is to insure the power of the bankruptcy court to take whatever action "is appropriate or necessary in aid of the exercise of its jurisdiction." 2 COLLIER ON BANKRUPTCY, Section 105.01, at 105-2 (15th ed. 1993). Accordingly, this Court may exercise its equitable powers to grant the relief requested by the Debtor.

         40. With respect to Section 365(f)(2)(B) of the Code, the meaning of "adequate assurance of future performance" depends on the facts and circumstances of each case, but should be given "practical, pragmatic construction." CARLISLE HOMES, INC. V. ARRARI (IN RE CARLISLE HOMES, INC.), 103 B.R. 524, 538 (Bankr. D.N.J. 1988). Among other things, adequate assurance may be given by demonstrating the assignee's financial health and experience in managing the type of enterprise or property assigned. SEE, E.G., IN RE ALIPAT, INC., 36 B.R. 274, 277 (Bankr. E.D. Mo. 1984) (reviewing cases and finding that adequate assurance of future performance by an assignee is met by demonstration of financial stability and experience in like business). The requirements set forth in Section 365(f) of the Code have been satisfied because, by virtue of this Motion, the Debtor as a part of the sale is assuming those unexpired non-residential real property Leases set forth in the schedule attached hereto as Exhibit "B" and those executory Contracts set forth in the schedule attached hereto as Exhibit "C"; which are being assigned to the purchaser of the Assets.

         41. The Debtor asserts that assumption herein is a proper exercise of the Debtor's business judgment because it is necessary in order to sell the Assets as set forth herein and because assumption of the Leases and Contracts is a primary asset of the estate. Inclusion of the Leases and Contracts in the Agreement was necessary to maximize value for the estate. Further, the Buyer is a competent, financially stable assignee. Therefore, it is respectfully submitted that the Debtor may assume and assign the Leases and Contracts under Sections 105(a) and 365 as requested herein.

D. 1146(C) EXEMPTION FROM TRANSFER TAXES

         42. The disposition of the Real Property as part of the sale of Assets as contemplated by the Agreement, is an act which will be essential to the implementation of any chapter 11 plan proposed in this case. Accordingly, the Debtor submits that it is appropriate, pursuant to 11 U.S.C. Section 1146(c), to exempt the transfer of the Real Property to Buyer, and the making or delivery of any instruments evidencing such transfer, from any law imposing a stamp tax or similar tax.

E. PROPOSED NOTICE PROCEDURES

         43. In order to ensure broad dissemination of the sale, the Sale Hearing, and the Bidding Procedures, the Debtor proposes to serve, by a date to be determined by the Court, by overnight mail:

                  (a) A conformed copy of the Procedures Order upon: (i) the United States Trustee ("UST"); (ii) counsel for the Creditors' Committee; (iii) counsel for Debtor's secured lender; (iv) all parties who have filed with the Court a request for notices in this case; and (v) all potential bidders with whom the Debtor has been in contact with; and

                  (b) copies of the "Notice of Hearing to Consider Sale of Substantially all of Debtor's Assets," (the "Notice") in substantially in the form of the Notice attached to the Procedures Order as Exhibit 1, upon: (i) the United States Trustee ("UST"); (ii) counsel for the Creditors' Committee;
                  (iii) counsel for Debtor's secured lender; (iv) all parties who have filed with the Court a request for notices in this case; and (v) all potential bidders with whom the Debtor has been in contact with.

         44. Under all of the relevant facts and circumstances herein and the nature of the relief requested herein, the Debtor respectfully submits that such notice of the sale, the Sale Hearing, and the Bidding Procedures is adequate and sufficient.

                                  MISCELLANEOUS

         45. As there are no novel issues of law presented herein, the Debtor waives its right to file a brief in support of this Motion and believes that no briefing is required.

         46. No prior requests for the relief sought herein has been made to this or any other Court.

         47. The Committee is in full support of the relief sought herein.

                                   CONCLUSION

         WHEREFORE, the Debtor respectfully request that this Court (i) at the conclusion of the hearing on the Motion, enter the Procedures Order substantially in the form attached hereto as Exhibit D, approving the Bidding Procedures and scheduling the Sale Hearing, (ii) at the conclusion of the Sale Hearing, enter the Sale Order substantially in the form attached hereto as Exhibit E, authorizing the sale of the Assets to the Buyer, or to such other successful bidder that submits a higher and better offer for the Assets, and
(iii) grant the Debtor such other or further relief as the Court may deem just and proper.

DATED:  Wilmington, Delaware

        January 30, 2001

                                       PEPPER HAMILTON LLP


                                       ---------------------------------
                                       David B. Stratton (DE No. 960)
                                       David M. Fournier (DE No. 2812)
                                       Aaron A. Garber (DE No. 3837)
                                       1201 Market Street, Suite 1600
                                       P.O. Box 1709
                                       Wilmington, Delaware 19899-1709
                                       Telephone:  (302) 777-6500
                                       Telecopy:  (302) 656-8865

                                       and

                                       HENNIGAN, BENNETT & DORMAN
                                       Bennett J. Murphy
                                       James O. Johnston
                                       Kelly K. Frazier
                                       601 South Figueroa Boulevard, Suite 3300
                                       Los Angeles, California 90017
                                       Telephone:  (213) 694-1200
                                       Telecopy:  (213) 694-1234

                                    EXHIBIT A

             AMENDED TERM SHEET RE ACQUISITION OF DESIGNATED ASSETS

         After numerous discussions between and among representatives of iHome, Inc. ("Buyer"), Strouds, Inc. ("Seller") and the Official Committee of Unsecured Creditors appointed in Seller's pending Chapter 11 bankruptcy case (the "Committee"), this is intended to serve as a term sheet with respect to the material terms of the asset purchase contemplated by Buyer. The parties hereto contemplate that the transactions described herein will be memorialized in a definitive Purchase and Sale Agreement which shall be drafted by Buyer. With the exception of Paragraphs 12-14, the provisions set forth in this Term Sheet will not be binding on any party hereto.

         1. Assets to be Purchased. The assets to be purchased (the "Purchased Assets") shall include all rights, title, privileges, benefits and interests in and to: (a) the inventory of Seller located at fifty (50) stores and two (2) distribution centers operated by Seller, as identified on Exhibit A attached hereto, which exhibit may be supplemented by the indentification of additional locations or reduced by the elimination of certain locations by Buyer at any time through and including January 26, 2001 (the "Acquired Locations");
(b) all furniture, fixtures, machinery and equipment located at the Acquired Locations and the corporate offices; (c) all computers, software and related property associated with the operation of the Acquired Locations and Seller's corporate headquarters; (d) all of the Seller's leaseholds with respect to the Acquired Locations and Seller's corporate headquarters; (e) all of the Seller's intellectual property, including, without limitation, all trade names, trademarks and copyrights; (f) all prepaid advertising materials through the Closing Date; (g) all customer lists; and (h) all internet domain names.

         2. Inventory to be Acquired. The inventory to be acquired shall consist of all finished goods located at each of the Acquired Locations (collectively "Inventory"), as of 6:00 p.m. the day before the Closing Date (as defined below) (the "Investory Date"). The Inventory shall be acquired by Buyer on an "as-is, where-is" basis, without representation or warranty other than as set forth in the Purchase and Sale Agreement. The Purchase and Sale Agreement shall include a representation and warranty that Investory at the Acquired Locations that is over twelve (12) months old shall not exceed six million dollars ($6,000,000) in retail value in the aggregate as of the Closing. Five
(5) days prior to the Closing Date, Buyer shall be provided with an up-to-date listing of all Inventory items reflecting the quantity and cost of such items in the Seller's books and records. An independent third party designated by Buyer and Seller shall have the right to perform a physical count of Inventory as of the Inventory Date, which physical count shall be conclusive and binding upon the parties as to the nature of the Inventory. The cost of such physical count shall be borne equally by Seller and Buyer, and such inventory count shall be completed prior to the Closing.

         3. Leases to be Acquired. The Purchased Assets include the assumption by the Seller and assignment to Buyer of all of Seller's rights, title, privileges, benefits and interests in and to the leasehold interests relative to the Acquired Locations and Seller's corporate headquarters (the "Acquired Leases"). Seller shall be responsible for the payment of any sums necessary to cure any undisputed outstanding defaults under any and all of the Acquired Leases, and such defaults shall be cured, or shall be subject to a Bankruptcy Court order providing that Seller shall have no liability therefore, prior to the Closing. Seller shall disclose to Buyer in writing all existing disputes, if any, concerning the cure amounts owing under the Acquired Leases known to it as of the execution of a definitive Purchase and Sale Agreement, and Seller shall be obligated to update Buyer as to any such disputes of which it becomes aware on or before the Closing.

         4. Excluded Assets; Retention of Liability. Buyer and Seller would acknowledge and agree that Buyer is not acquiring or purchasing any property or assets of Seller other than the Purchased Assets. Except as specifically agreed by Buyer as set forth herein, including, without limitation, paragraphs 5(a), (b), (c) & (e), Buyer shall not be liable for, and is not assuming or agreeing to assume, pay or discharge any debts, claims, damages, obligations, liabilities or responsibilities of any kind or nature whatsoever of the Seller, and/or its affiliates, or any related person or entity, and any of their respective agents, employees, contractors or other representatives, or any claim against any and all of the foregoing, whether known or unknown, contingent or absolute, direct or indirect, whensoever incrred, whether or not related to its use in Seller's business or otherwise, all of which shall be retained by Seller (collectively, "Retained Liabilities and Obligations"). No transferee liability shall attach to Buyer with respect to any Retained Liablities and Obligations.

         5. Purchase Price. The purchase price (the "Purchase Price") shall be computed on the basis of the following:

                  (a) Assumption by Buyer of that portion of the outstanding indebtedness owed by the Seller to CIT Group/Business Credit, Inc. ("CIT") allocable to the Inventory at the Acquired Locations. For purposes of this Term Sheet, Buyer and Seller estimate that the amount of the outstanding indebtedness owed by Seller to CIT to be assumed by Buyer on the Closing Date will not be more than approximately $32 million. The actual amount of the CIT obligation to be assumed by Buyer shall be calculated as of the Closing Date, based upon 39.7% of the retail value of the Inventory at the Acquired Locations per the stock ledger maintained by Seller.

                  (b) Assumption by Buyer of: (i) all of Seller's actual post-petition accounts payable to trade vendors, or other post-petition obligations, in an amount of $2.6 million; and (ii) all pre-closing payroll expenses, including, without limitation, all accrued vacation and applicable payroll taxes, for employees to be retained by Buyer following the Closing Date. Buyer and Seller have estimated that the hypothetical cost of accrued vacation benefits to be assumed by Buyer shall not exceed $1.1 million.

                  (c) Assumption by Buyer of all of Seller's liabilities for gift certificates and merchandise credits outstanding as of the Closing Date, not to exceed $1.4 million in the aggregate.

                  (d) The sum of two million dollars ($2,000,000) in cash payable by Buyer on the Closing Date, plus the sum of sixty thousand dollars ($60,000) in cash for each of the following four full-line stores, Store Nos. 26, 50, 65 and 77, as well as for each additional full line store locations, if any, that Buyer may seek to acquire from Seller in accordance with paragraph 1 above.

                  (e) Reimbursement in cash payable by Buyer on the Closing Date for amounts paid by Seller prior to the Closing for advertising expenses relating to or arising from book dates on or after April 22, 2001.

         6. Payment of Purchase Price. The Purchase Price shall be payable as follows:

                  (a) Upon execution of a Purchase and Sale Agreement acceptable in form to Buyer, Buyer shall deposit with Seller the sum of two hundred fifty thousand dollars ($250,000) which shall be held in a segregated account in trust by the Seller pending approval of the sale or a failure to close and which shall be fully refundable unless the failure to close is a result of a breach of the Purchase and Sale Agreement by Buyer.

                  (b) Within two (2) business days following the entry of a final order by the Bankruptcy Court approving the sale, Buyer shall deliver to counsel for the Seller the remainder of the Purchase Price, unless Buyer waives in writing the requirement of a final order, in which case Buyer shall deliver to counsel for the Seller the remainder of the Purchase Price within two (2) business days after the date of the written notice of waiver. For purposes of this Term Sheet, a "final order" shall be an order, acceptable in form and substance to Buyer, approving the sale and the Purchase and Sale Agreement and finding Buyer to be a "good faith" purchase afforded the protections of Section 363(m) of the Bankruptcy Code, which order shall have been entered by the Bankruptcy Court with jurisdiction over Seller's Chapter 11 case, and from which there shall have been no appeal taken or any stay obtained preventing the Seller from consummating the sale to Buyer.

         7. Other Provisions of Purchase and Sale Agreement. It is contemplated that the Purchase and Sale Agreement will:

                  (a) Contain usual and customary representations and warranties by Seller for an "as-is," "where-is" sale relating to Seller's business, operations, assets, liabilties, contracts and employees;

                  (b) Provide that Seller will obtain, at its own expense, all consents and approvals (including consents and approvals of governmental authorities and of parties to contracts) that are required to be obtained in connection with the sale of the Purchased Assets and the other transactions contemplated hereby pursuant to the order approving the sale transaction; provided, however, that Seller shall not be responsible on or after the Closing for obtaining any permits, licenses, re-zoning, vacancies, building permits, special use permits, or other similar government consents or approvals as may be required in order for Buyer to continue to operate the Acquired Locations;

                  (c) Provide that Buyer's obligations under the Purchase and Sale Agreement will be subject to the satisfaction of various conditions, including (without limitation) (i) a bring-down to the Closing Date of each of Seller's representations, warranties and covenants, (ii) the satisfactory completion of arrangements for the financing of the transactions contemplated hereby on terms acceptable to Buyer, and (iii) the satisfactory completion by Buyer of a pre-acquisition investigation of Seller and Seller's business and operations; provided, however, that subparagraphs (i) and (iii) shall be deemed waived unless asserted by Buyer prior to the hearing on the Seller's motion to approve the sale of assets to Buyer;

                  (d) Provide for the payment by Seller of all sales taxes, use taxes, transfer taxes, filing fees and similar taxes. fees, charges and expenses required to be paid in connection with the sale of the Purchased Assets to Buyer and the other proposed transactions pursuant to the order approving the sale; and

                  (e) Provide for written verification from Buyer in a form satisfactory to Seller evidencing commitments for arrangements of financing of the transactions contemplated herein by no later than February 13, 2001, including, without limitation, a commitment from one or more established financing entities on terms satisfactory to Seller, which commitment provides for at least $10 million in capital financing.

         8. No Material Adverse Change. Pending the hearing on the approval of the sale to Buyer, Seller shall continue to do business and shall maintain its operations and inventory and there shall be no material adverse change in Seller's operating results. For purposes of any purchase and sale agreement, a "material adverse change" giving Buyer the right to terminate any purchase agreement shall mean overall sales decline by more than 15% on a cumulative basis from the prior year for the months of January and February 2001 for the Acquired Locatons.

         9. Deadlines and Closing Date. The parties agree that time is of the essence with repsect to the transaction described herein. As such, the parties have agreed to the following timetable of events:

                  (a)      Execution of this Term Sheet by January 24, 2001;

                  (b) Execution of a definitive Purchase and Sale Agreement in form and substance satisfactory to Buyer by not later than February 13, 2001, or such other date as the parties may mutually agree upon;

                  (c) Filing of a motion in Seller's Chapter 11 case to approve the terms of the sale and the Purchase and Sale Agreement pursuant to
Section 363 of the Bankruptcy Code within seven days after execution of this Term Sheet;

                  (d) Approval by the Bankruptcy Court with jurisdiction over Seller's Chapter 11 case of the terms of the sale and the Purchase and Sale agreement by no later than March 2, 2001, or such other date as the parties may mutually agree upon; and

                  (e) In conjuntion with the payment of the Purchase Price as set forth in paragraph 6(b) above, a Closing Date within two (2) business days after a final order approving the terms of the sale and the Purchase and Sale Agreement is entered by the Bankruptcy Court, unless Buyer waives in writing the requirement of a final order, in which case the Closing Date shall be within two (2) business days after the date of such written notice of waiver.

         10. Retention of Personnel. Buyer will retain substantially all key personnel, and shall, at no expense to Seller, provide reasonable access for Seller to all personnel, facilities and/or systems to the extent necessary to complete the orderly liquidation of all assets of the Debtor's estate other the Purchased Assets, including, without limitation, any and all claims and causes of action, following the Closing Date up to the earlier of twelve months after:
(i) the effective date of the confirmation of a plan of reorganization by Seller, (ii) or conversion of Seller's case to a liquidation order under Chapter 7 of the Bankruptcy Code. On or before the Closing, Buyer and Seller shall enter into a records agreement, on terms mutually satisfactory to Buyer and Seller, that provides Seller with reasonable access to documents, at no cost to Seller, that are necessary to enable Seller to complete the liquidation of the remaining assets of the bankruptcy estate other than the Purchased Assets.

         11. Overbids. Any interested party may offer to buy the Purchased Assets on similar terms and conditions described herein; PROVIDED, HOWEVER, any third party purchaser must offer a Purchase Price greater than that which Buyer has proposed to pay Seller pursuant to the terms hereof. In such event offer to purchase ("Overbid Offer") MUST (i) be in writing signed by the offeror; (ii) be for a cash purchase price of at least two hundred seventy-five thousand dollars ($275,000) more than the Purchase Price to be paid by Buyer (the "Initial Overbid"); (iii) be accompanied by a two hundred seventy-five thousad dollar ($275,000) deposit by way of cashier's check or certified funds; (iv) be delivered to counsel for the Seller at least three (3) business days prior to the date of the hearing to approve the sale; and (v) be delivered to Buyer concurrent with the delivery of the Overbid Offer to counsel for the Seller. In the event that the Seller receives an Overbid Offer as described above, then Buyer shall have one (1) day after receipt of an Overbid Offer within which to increase its proposed Purchase Price by no less than the Overbid Offer, plus the Incremental Bid Amount (as defined herein). If Buyer increases its bid, notice of Buyer's offer shall be communicated to the party that tendered the Overbid Offer (the "Overbid Offeror") and the Overbid Offeror shall have the opportunity to appear at the sale hearing and tender any additional Overbid Offer at that time. Buyer shall again have the opportunity to exceed the new Overbid Offer. Each subsequent Overbid Offer must be in increments of no less than fifty thousand dollars ($50,000) (the "Incremental Bid Amount"). If the Seller accepts an Overbid Offer from any party other than Buyer, any funds deposited by Buyer shall promptly be returned to Buyer, and the Seller shall be required to pay to Buyer the sum of one hundred seventy-five thousand dollars ($175,000) to compensate Buyer for its out-of-pocket expenses, reasonable attorneys' fees and related costs. The Seller shall seek Court approval of such Overbid procedures in advance of the hearing on any sale motion.

         12. Access. From and after the date of this Term Sheet, Seller shall (a) provide

Buyer and Buyer's attorneys, accountants, advisors, representatives and prospective lenders and investors with full and complete access to all assets, contracts, books, records, financial statements and employees of Seller and its affiliates, and (b) compile and provide Buyer with such information as Buyer may reasonably request.

         13. Publicity. No press release, notice, disclosure or other publicity concerning the proposed transactions shall be issued, given, made or otherwise disseminated by Seller without the approval of Buyer.

         14. Paragraphs 1 thorugh 11 Not Binding. This Term Sheet is an expression of intent only, and does not set forth all of the matters upon which agreement must be reached in order for the proposed transactions to be consummated. The respective rights and obligations of Seller and Buyer remain to be defined in the definitive Purchase and Sale Agreement and related documents (the terms and provisions of which will be subject to approval by Seller and Buyer), and the parties do not intend to be legally bound or otherwise to incur any obligations with respect to the proposed transactions until such time (if ever) as the Purchase and Sale Agreement is executed and delivered. Accordingly, this document does not constitute a legally binding document and does not create any legal obligations on the part of, or any rights in favor of, Seller, Buyer, or any other party; PROVIDED, HOWEVER, that notwithstanding anything contained in this paragraph 14, the provisions of paragraphs 12 and 13 of this letter (as well as this paragraph 14) shall be legally binding upon and enforceable against Seller.

"BUYER"                                "SELLER"

iHome, Inc.                            Strouds, Inc.

By:                                    By:
   -----------------------------          ---------------------------
         Its:                                     Its:
             -------------------                      -------------------

No Objection by:

"COMMITTEE"

By:
   -----------------------------
         Its:
             -------------------

                                    EXHIBIT B
                              Real Property Leases

------------------------------------------------------------------ ---------------------------------------------------
                    (1) Name and Address                                    (2) Description of Contract
------------------------------------------------------------------ ---------------------------------------------------
Patricia H. Ketchum, Trustee                                       800 Corporate Office and Storage
500 Arroyo Square                                                  Real Property Lease dated April 22, 1999
South Pasadena, CA 91030
    And
Scott Ketchum
2581 Arbor Drive
Newport Beach, CA 92663
------------------------------------------------------------------ ---------------------------------------------------
Majestic Realty Co. & Patrician Associates Inc.                    #900 Distribution Center Real Property Lease
13919 Crossroads Parkway North                                     dated May 27, 1994
6th Floor
City of Industry, CA 91746-3497
------------------------------------------------------------------ ---------------------------------------------------
Majestic Realty Co. & Patrician Associates Inc.                    #980 Satellite Warehouse Real Property Lease
13919 Crossroads Parkway North                                     dated September 17, 1994
6th Floor
City of Industry, CA 91746-3497
------------------------------------------------------------------ ---------------------------------------------------
Southern Electronics Distributors, Inc.                            #980 Satellite Warehouse Real Property
Attn: Bill Burton                                                  Sublease dated March 17, 2000
4775 North Royal Atlanta
Tucker, GA 30084
------------------------------------------------------------------ ---------------------------------------------------
Hastings Ranch Investments Co. LP                                  #1 Pasadena Clearance Center Real Property
c/o The Arba Group                                                 Lease dated September 14, 1994
6380 Wilshire Blvd., Suite 1106
Los Angeles, CA 90048
------------------------------------------------------------------ ---------------------------------------------------
Union Bank                                                         #2 Torrance Clearance Center Real Property
Real Estates Services                                              Lease dated September 20, 1979
PO Box 85552
San Diego, CA 92186-5552
and Union Bank of California - Lease #1147
PO Box 45199
San Francisco, CA 94145
------------------------------------------------------------------ ---------------------------------------------------
Louis Borick                                                       #4 Northridge Clearance Center Real Property
c/o Piken Management Group                                         Lease dated August 12, 1988
13251 Ventura Blvd., Suite 2
Studio City, CA 91604
And
Northridge Plaza
c/o Louis Borick
Superior Industries
7800 Woodley Avenue
Van Nuys, CA 91406
------------------------------------------------------------------ ---------------------------------------------------

------------------------------------------------------------------ ---------------------------------------------------
Laguna Hills Investment Co.                                        #5 Laguna Clearance Center Real Property
c/o Fritz Duda Co.                                                 Lease dated May 1, 1991
3471 Via Lido, Suite 207
Newport Beach, CA 92663-3929
and
Laguna Hills Investment Co.
c/o Fritz Duda Co.
PO Box 841757
Dallas, TX 75284-1757
------------------------------------------------------------------ ---------------------------------------------------
SPP Real Estate, Inc.                                              #6 La Jolla Store Real Property Lease dated
c/o Madison Marquette Real Services, Inc.                          October 1, 1991
PO Box 12268
La Jolla, CA 92039
and
Madison Marquette Retail Services
8160-Bl Mira Mesa Blvd.
San Diego, CA 92126
And
La Jolla Village Center
SPP Real Estate (Minnetonka), Inc.
c/o Madisson Marquette Real Services
PO Box 84235
Dallas, TX 75284-2535
------------------------------------------------------------------ ---------------------------------------------------
Downey Center Partnership                                          #7 Downey Clearance Center Real Property
4605 Lankershim Blvd. Suite 707                                    Lease dated May 28, 1982
North Hollywood, CA 91602
------------------------------------------------------------------ ---------------------------------------------------
M&H Realty Partners III L.P.                                       #8 Lakewood Clearance Center Real Property
353 Sacramento Street, Suite 2160                                  Lease dated June 17, 1982
San Francisco, CA 94111
and
M&H Property Mgt. Inc.
1721 W. Imperial Highway, Suite 3G
La Habra, CA 90631
------------------------------------------------------------------ ---------------------------------------------------
Beverly Crescent Ltd.                                              #9 Beverly Clearance Center Real Property
9312 Civic Center Drive                                            Lease dated January 1, 1983
Suite 105
Beverly Hills, CA 90210
and
Sachse Real Estate Co., Inc.
Attn: Edmond A. Sachse
315 S. Beverly Drive, Suite 415
Beverly Hills, CA 90212
------------------------------------------------------------------ ---------------------------------------------------
8110 Beverly Boulevard                                             #9 Beverly Clearance Center Real Property
c/ A.J. Morgan & Company                                           Lease dated August 15, 1985
83621/2West Third Street
Los Angeles, CA 90048
------------------------------------------------------------------ ---------------------------------------------------

------------------------------------------------------------------ ---------------------------------------------------
Helen C. Williams                                                  #9 Beverly Clearance Center Parking Lot Real
11520 Gaylord Street                                               Property Lease dated March 7, 1986
Whittier, CA 90606
------------------------------------------------------------------ ---------------------------------------------------
HDR Investment CO.                                                 #10 Studio City Store Real Property Lease
Attn: Rita C. Rothman                                              dated June 12, 1991
21650 Burbank Blvd., #110
Woodland Hills, CA 91367
------------------------------------------------------------------ ---------------------------------------------------
Menlo Station Development                                          #12 Menlo Park Store Real Property Lease
c/o Cortana                                                        dated June 23, 1983
800 El Camino Real, Suite 175
Menlo Park, CA 94025
------------------------------------------------------------------ ---------------------------------------------------
Rite Aid Corporation                                               #13 Sunnyvale Store Sublease of Real Property
PO Box 3165                                                        dated April 27, 1993
Harrisburg, PA 17105
and
Rite Aid Corporation - Tenant Receivables
PO Box 460
Camp Hill, PA 17001
------------------------------------------------------------------ ---------------------------------------------------
Anaton Associates                                                  #18 Fullerton Clearance Center Real Property
c/o Williams Real Estate Mgt., Inc.                                Lease dated May 31, 1994
Attn: Audrey Williams
125 East Baker Street, Suite 208
Costa Mesa, CA 92626
------------------------------------------------------------------ ---------------------------------------------------
Contra Costa Boulevard Ltd. Partnership                            #19 Pleasant Hill Store Real Property Lease
c/o Frank Hall                                                     dated March 1, 1991
3 Millican Court
Martinez, CA 94553-9786
and
Contra Costa Boulevard Ltd.
c/o Group II Realty
1850 Mt. Diablo Blvd., #430
Walnut Creek, CA 94596
------------------------------------------------------------------ ---------------------------------------------------
GFC Glendale Associates LLC                                        #21 Glendale Store Real Property Lease dated
249 N. Reno Street                                                 June 10, 1994
Los Angeles, CA 90026
------------------------------------------------------------------ ---------------------------------------------------
Teacher's Retirement System of the State of Illinois               #22 Costa Mesa Store Real Property Lease
c/o Festival Management Corporation                                dated March 2, 1994
Attn: Karen Kennedy
9841 Airport Blvd., Suite 700
Los Angeles, CA 90045
and
Festival Management Corp.
Attn: Patricia Stow
1835 Newport Blvd., Suite D0252
Costa Mesa, CA 92627
------------------------------------------------------------------ ---------------------------------------------------

------------------------------------------------------------------ ---------------------------------------------------
770 Tamalpais Drive Inc.                                           #23 Corta Madera Store Real Property Lease
c/o Farallon Real Estates Services Co., Inc.                       dated January 13, 1987
100 Corte Madera Town Ctr.
Corte Madera, CA 94925
------------------------------------------------------------------ ---------------------------------------------------
Sand Hill Property Management Co.                                  #26 San Mateo Store Real Property Lease dated
30 E. Fourth Avenue                                                September 13, 1993
San Mateo, CA 94401
------------------------------------------------------------------ ---------------------------------------------------
Brother International Corporation                                  #27 Blossom Hill Real Property Lease dated
Almaden Plaza                                                      July 1, 1987
49 Almaden Plaza
5353 Almaden Expressway
San Jose, CA 95118-3699
------------------------------------------------------------------ ---------------------------------------------------
Professional Collection Consultants                                #28 Santa Barbara Clearance Center Real
Don Hopp                                                           Property Lease dated May 14, 1987
PO Box 68
Rancho Mirage, CA 92270
and
Don Hopp
Imperial Merchant Service
425 West Kelso Street
Inglewood, CA 90301
and
Jeffrey G. Gunther, Receiver
800 West Sixth Street, Suite 600
Los Angeles, CA 90017
------------------------------------------------------------------ ---------------------------------------------------
Sue Lasher, Trustee of the Sue Lasher Family Trust                 #31 Stevens Creek Store Real Property Lease
3181 Cecil Avenue                                                  dated May 31, 1988
San Jose, CA 95117
and
Sue Lasher, Trustee of the Davor Sorich Family Trust
3181 Cecil Avenue
San Jose, CA 95117
------------------------------------------------------------------ ---------------------------------------------------
Te Tsung Chen                                                      #35 Pasadena/Lake Store Real Property Lease
240 Whispering Pines Drive                                         dated January 22, 1989
Arcadia, CA 91006
------------------------------------------------------------------ ---------------------------------------------------
Orange Mall Development Associates                                 #36 Orange Store Real Property Lease dated
PO Box 40                                                          February 23, 1989
Long Beach, CA 90801
and
H.M.A. Enterprises - Mall of Orange
c/o Nomura Asset Capital Corp.
Collection Account #016-509302
PO Box 51399
Los Angeles, CA 90051-3999
------------------------------------------------------------------ ---------------------------------------------------

------------------------------------------------------------------ ---------------------------------------------------
Decatur Crossing Shopping Center                                   #37 West Las Vegas Store Real Property Lease
c/o Realty Holdings Group                                          dated January 5, 1989
330 South Fourth Street
Las Vegas, NV 89101
------------------------------------------------------------------ ---------------------------------------------------
Forest Lawn                                                        #38 Torrance/Del Amo Store Real Property
c/o Coreland Carlson                                               Lease dated January 31, 1989
17542 East 17th Street, Suite 420
Tustin, CA 92780
------------------------------------------------------------------ ---------------------------------------------------
Santa Barbara Industrial Park                                      #39 Rancho Mirage Store Real Property Lease
c/o Bryan Gaggs                                                    dated November 1, 1988
222 East Carrillo Street, #209
Santa Barbara, CA 93101-2141
------------------------------------------------------------------ ---------------------------------------------------
The Beverly Connection, Ltd.                                       #40 Beverly Connection Store Real Property
PO Box 30369                                                       Lease dated June, 1989
Los Angeles, CA 90030-0369
and
Beverly Connection Ltd.
Comerica Bank - California
Trident Group, Inc.
PO Box 512680
Los Angeles, CA 90051-2680
------------------------------------------------------------------ ---------------------------------------------------
Woodcreek Center                                                   #41 Walnut Creek Store Real Property Lease
c/o Cortese Investment Co.                                         dated October 18, 1989
21 Lafayette Circle, Suite 200
Lafayette, CA 94549
------------------------------------------------------------------ ---------------------------------------------------
Dublin Town & Country Associates                                   #42 Dublin Store Real Property Lease dated
318 Diablo Road, Suite 250                                         August 18, 1989
Danville, CA 94526
------------------------------------------------------------------ ---------------------------------------------------
10830 Santa Monica Associates                                      #43 Westside Clearance Center Real Property
c/o Tehuda Neftali                                                 Lease dated May 15, 1989
9312 Civic Center Drive, Suite 105
Beverly Hills, CA 90210
and
Sasche Real Estate Co. Inc.
Attn: Edmond A. Sasche
315 S. Beverly Drive, Suite 415
Beverly Hills, CA 90212
------------------------------------------------------------------ ---------------------------------------------------
Rancho Niguel Plaza II L.P.                                        #45 Laguna Niguel Store Real Property Lease
c/o Pacific West Asset Mgt Corp.                                   dated May 7, 1990
PO Box 19068
Irvine, CA 92713-9068
and
Pacific West Asset Mgt Corp.
150 Paularino, Suite 285
Costa Mesa, CA 926626-3302
------------------------------------------------------------------ ---------------------------------------------------
State of California Public Employees' Retirement                   #46 Brea Store Real Property Lease

------------------------------------------------------------------ ---------------------------------------------------
System/Brea Marketplace                                            dated October 31, 1990
c/o CB Richard Ellis Inc.
Attn: Chris Roscoe
865 S. Figueroa Street, #3500
Los Angeles, CA 90017
and
Pillsbury, Madison & Sutro LLP
Attn: Jackie L. Park, Esq.
725 S. Figueroa Street, #1200
Los Angeles, CA 90017
and
TCW AIM for Calpers - BRMKTPL
Lockbox 100527, FCNPC
1111 Arroyo Parkway Plaza, 1st Floor
Pasadena, CA 91105
------------------------------------------------------------------ ---------------------------------------------------
The City of West Covina                                            #48 West Covina Store Real Property Lease
c/o The McIntyre Company                                           dated December 16, 1992
370 Rowland Avenue
Covina, CA 91723
------------------------------------------------------------------ ---------------------------------------------------
Montclair East Partnership                                         #49 Montclair Store Real Property Lease dated
c/o MM Patidar Properties                                          May 29, 1992
1150 N. Mountain Avenue
Suite 210
Upland, CA 92786-3668
and
Montclair East Shopping Center
PO Box 51458
Los Angeles, CA 90051-5758
------------------------------------------------------------------ ---------------------------------------------------
Telephone and Main Associates LLC                                  #50 Ventura Store Real Property Lease dated
c/o Sandstone Property Management Co.                              September 29, 1992
1543 Seventh Street, Suite 202
Santa Monica, CA 90401
------------------------------------------------------------------ ---------------------------------------------------
Second Horizon Group Limited Partnership                           #51 Lake Elsinore Outlet Store Real Property
c/o Prime Retail LP                                                Lease dated May 4, 1992
Attn: Office of the General Counsel
100 East Pratt Street, 19th Floor
Baltimore, MD 21202
and
Second Horizon Group Limited Partnership
Dept 208
PO Box 17605
Baltimore, MD 21297
------------------------------------------------------------------ ---------------------------------------------------
Second Horizon Group Limited Partnership                           #53 Tracy Outlet Store Real Property Lease
c/o Prime Retail LP                                                dated May 31, 1994
Attn: Office of the General Counsel
100 East Pratt Street, 19th Floor

------------------------------------------------------------------ ---------------------------------------------------
Baltimore, MD 21202
and
Second Horizon Group Limited Partnership
Dept 216
PO Box 17605
Baltimore, MD 21297
------------------------------------------------------------------ ---------------------------------------------------
Gabbert and Gabbert Company                                        #55 Edina Store Real Property Lease dated
3510 West 70th Street                                              July 25, 1994
Edina, MN 55435
------------------------------------------------------------------ ---------------------------------------------------
KRT Remic Loan LLC                                                 #57 Vacaville Outlet Store Real Property
c/o Konover Property Trust, Inc.                                   Lease dated November 15, 1994
Attn: Legal Dept.
11000 Regency Parkway
Suite 300, East Tower
Cary, NC 27511
and
KRT Remic Loan LLC
c/o Konover Property Trust, Inc.
Attn: Vacaville, CA
PO Box 601240
Charlotte, NC 28260-1240
------------------------------------------------------------------ ---------------------------------------------------
CT Retail Properties Finance V LLC                                 #62 Point Loma Outlet Store Real Property
3500 Sepulveda Blvd., Box 10010                                    Lease dated June 16, 1995
Manhattan Beach, CA 90266-8510
and
CT Retail Properties Finance V LLC
Attn: 500214-214017, File 55934
Los Angeles, CA 90074-5934
------------------------------------------------------------------ ---------------------------------------------------
Mission Center Road LLC                                            #65 Mission Valley Store Real Property Lease
c/o Marc Lantzman                                                  dated April 6, 1995
3335 Lower Ridge Road
San Diego, CA 92130
and
Mission Center Road LLC
c/o Kim Peterson
PO Box 676237
Rancho Santa Fe, CA 92067
------------------------------------------------------------------ ---------------------------------------------------
Marina Pacifica LLC                                                #66 Long Beach Store Real Property Lease
6272 East Pacific Coast Highway                                    dated February 28, 1995
Long Beach, CA 90803
and
Martin H. Blank, Jr. Esq.
11755 Wilshire Blvd., Suite 1400
Los Angeles, CA 90025-1520
and
Marina Pacifica LLC
------------------------------------------------------------------ ---------------------------------------------------

------------------------------------------------------------------ ---------------------------------------------------
Loan No. 6827-OL
Dept. No. 66435
El Monte, CA 91735-6435
------------------------------------------------------------------ ---------------------------------------------------
Del Monte Regional Mall LLC                                        #75 Monterey Store Real Property Lease dated
c/o Divco West Properties LLC                                      April 6, 1998
150 Almaden Blvd., Suite 700
San Jose, CA 95113-2017
and
Del Monte Regional Mall, LLC
1410 Del Monte Center
Monterey, CA 93940
and Del Monte Regional Mall, LLC
PO Box 7262
San Francisco, CA 94120-7262
------------------------------------------------------------------ ---------------------------------------------------
Sunrise Penguin Saratoga Ltd. Partners                             #76 Saratoga Outlet Store Real Property Lease
c/o Prizker Realty group                                           dated September 30, 1998
attn: General Counsel
200 West Madison Street, 37th Floor
Chicago, IL 60606
and
Shelter Bay Retail Group
9757 Juanita Drive NE, Suite 103
Kirkland, WA 98034
and
Sunrise Penguin Saratoga LP
c/o Shelter Bay Retail Group
PO Box 550
Mill Valley, CA 94942
------------------------------------------------------------------ ---------------------------------------------------
Moorpark Village Company, LLC                                      #77 Thousand Oaks Store Real Property Lease
c/o Caruso Affiliated Holdings                                     dated March 25, 1999
100 Wilshire Blvd., 14th Floor
Santa Monica, CA 90401-1112
------------------------------------------------------------------ ---------------------------------------------------
Vestar/Lend Lease Glendale Fashion Center LLC                      #79 Glendale California Store Real Property
c/o Vestar Development Co.                                         Lease dated July 22, 1999
2425 East Camelback Road, Suite 750
Phoenix, AZ 85016
and
Vestar Property Management
Lend Lease Glendale Fashion Center LLC
PO Box 16281
Phoenix, AZ 85011-6281
and
Vestar Development Co.
7575 Carson Blvd
Long Beach, CA 90808
------------------------------------------------------------------ ---------------------------------------------------

------------------------------------------------------------------ ---------------------------------------------------
Irvine Retail Properties Company                                   #80 Tustin Outlet Store Real Property Lease
Division of The Irvine Company                                     dated October 12, 1999
Attn: General Counsel
PO Box 6370
Newport Beach, CA 92658-6370
and
Irvine Retail Properties Company
550 Newport Center Drive, 6th Floor
Newport Beach, CA 92658
and
Irvine Retail Properties Company
c/o Donohue Schriber
2777 El Camino Real
Tustin, CA 92680
------------------------------------------------------------------ ---------------------------------------------------
Parcel 18 Associates                                               #81 Arrowhead, Arizona Outlet Store Real
c/o Westcor Partners                                               Property Lease dated November 16, 1999
11411 N. Tatum Blvd.
Phoenix, AZ 85018
------------------------------------------------------------------ ---------------------------------------------------
PG Development II                                                  #82 Scottsdale Arizona Outlet Store Real
c/o Estes Development Co.                                          Property Lease dated June 18, 1990
15600 N. Black Canyon
Phoenix, AZ 85023
and
The Estes Property Management Co.
PO Box 37886
Phoenix, AZ 85069
and Vestar Property Management
2425 East Camelback Road, Suite 750
Phoenix, AZ 85016
------------------------------------------------------------------ ---------------------------------------------------
Camelback Colonnade Associates Limited Partnership                 #84 Colonnade Outlet Store Real Property
c/o Westcor Partners                                               Lease dated November 16, 1999
1919 East Camelback Road
Phoenix, AZ 85016
and
Camelback Colonnade Associates
Attn: John F. Rasor
11411 Tatum Blvd.
Phoenix, AZ 85028
and
Homart Development Company
Attn: Community Centers Counsel
55 West Monroe Street
Chicago, IL 60603-5060
------------------------------------------------------------------ ---------------------------------------------------
PCF Investments LLC                                                #85 Paradise Valley Store Real Property Lease
Attn: John Pentz                                                   dated November 30, 1994
------------------------------------------------------------------ ---------------------------------------------------

------------------------------------------------------------------ ---------------------------------------------------
1451 Quail Street, Suite 109
Newport Beach, CA 92660
------------------------------------------------------------------ ---------------------------------------------------
Catellus Development Corporation                                   #86 Woodland Hills Store Real Property Lease
Attn: Asset Management                                             dated October 6, 1999
304 South Broadway, 4th Floor
Los Angeles, CA 90013-1209
and
Experien Property Solutions, Inc.
1801 E. Edinger Avenue, Suite 235
Santa Ana, CA 92705
------------------------------------------------------------------ ---------------------------------------------------

                                    EXHIBIT C

                                 Equipment Lease

------------------------------------------------------------------ ---------------------------------------------------
                    (1) Name and Address                                    (2) Description of Contract
------------------------------------------------------------------ ---------------------------------------------------
IBM Credit Corporation                                             Term Master lease agreement No. 8594347
450 Regency Parkway                                                computer lease agreement dated 02/11/1998
Omaha, NE 68114                                                    amended 01/20/2000
Attn:  Karen Chagnon
------------------------------------------------------------------ ---------------------------------------------------
Xerox Corporation                                                  Equipment lease dated 05/28/2998
Customer Business Center                                           Color copier Dcolor40F
250 S. Northwest Highway
PO Box 8141
Park Ridge, IL 60068
------------------------------------------------------------------ ---------------------------------------------------
Xerox Connection                                                   Equipment lease dated 05/28/1998
701 South Aviation Boulevard ESC2-425                              6135PMF-1 and Barr Software
El Segundo, CA 90245                                               and Barr SNA & network interfaces software
                                                                   license agreement
------------------------------------------------------------------ ---------------------------------------------------
Xerox Corporation                                                  Equipment lease dated 05/24/1999 for
Customer Business Center                                           DC265F
250 S. Northwest Highway
PO Box 8141
Park Ridge, IL 60068
------------------------------------------------------------------ ---------------------------------------------------
IKON Office Solutions                                              Equipment and finance agreement dated 06/02/1999
                                                                   for 2 Aficio Digital Copiers Model 350 (Ricoh
                                                                   copiers)
------------------------------------------------------------------ ---------------------------------------------------
Pitney Bowes Credit Corporation                                    Equipment and finance agreement dated
PO Box 85460                                                       11/08/99 for postage meter equipment and
Louisville, KY 40285-5460                                          software
------------------------------------------------------------------ ---------------------------------------------------
El Camino Resources Ltd.                                           Master equipment Lease dated June 6, 2000 for
210561 Warner Center Lane                                          computer equipment
Woodland Hills, CA 91367
------------------------------------------------------------------ ---------------------------------------------------

                               Insurance Policies

------------------------------------------------------------------ ---------------------------------------------------
                    (1) Name and Address                                    (2) Description of Contract
------------------------------------------------------------------ ---------------------------------------------------
Travelers Property & Casualty                                      Property, general liability, electronic data
c/o Lockton Insurance Brokers, Inc.                                processing, automobile and umbrella insurance
725 South Figueroa Street, 35th Floor                              policy dated August 23, 2000
Los Angeles, CA 90017
------------------------------------------------------------------ ---------------------------------------------------
Fireman's Fund                                                     Excess liability policy dated August 23, 2000
c/o Lockton Insurance Brokers, Inc.
725 South Figueroa Street, 35th Floor
Los Angeles, CA 90017
------------------------------------------------------------------ ---------------------------------------------------
Federal Insurance Company                                          Crime, Fiduciary & Special Coverage dated
c/o Chubb Group of Insurance Company                               August 23, 2000
801 South Figueroa Street, Suite 2400
Los Angeles, CA 90017-5556
------------------------------------------------------------------ ---------------------------------------------------
RLI Insurance Company                                              Difference in conditions policy dated August
c/o Sherwood Insurance Services                                    23, 2000
2030 Main Street, #1000
Irvine, CA 92614
------------------------------------------------------------------ ---------------------------------------------------
Fireman's Fund                                                     Ocean Cargo policy dated August 23, 2000
c/o Lockton Insurance Brokers, Inc.
725 South Figueroa Street, 35th Floor
Los Angeles, CA 90017
------------------------------------------------------------------ ---------------------------------------------------
Twin City Fire Insurance Company                                   Employment Practices Liability policy dated
c/o Lockton Insurance Brokers, Inc.                                August 23, 2000
725 South Figueroa Street, 35th Floor
Los Angeles, CA 90017
------------------------------------------------------------------ ---------------------------------------------------
Greenwich Insurance Co.                                            Directors and Officers Liability policy dated
c/o Lockton Insurance Brokers, Inc.                                August 23, 2000
725 South Figueroa Street, 35th Floor
Los Angeles, CA 90017
------------------------------------------------------------------ ---------------------------------------------------
American Alliance Insurance Co.                                    Excess directors and officers liability
c/o Lockton Insurance Brokers, Inc.                                policy dated August 23, 2000
725 South Figueroa Street, 35th Floor
Los Angeles, CA 90017
------------------------------------------------------------------ ---------------------------------------------------
Zenith Insurance                                                   Workers compensation policy dated May 1, 2000
21255 Califa Street                                                (California)
Woodland Hills, CA 91367
------------------------------------------------------------------ ---------------------------------------------------
Zenith Insurance                                                   Workers compensation policy dated May 1, 2000
21255 Califa Street                                                (Arizona)
Woodland Hills, CA 91367
------------------------------------------------------------------ ---------------------------------------------------
Zenith Insurance                                                   Workers compensation policy dated May 1, 2000
21255 Califa Street                                                (Illinois)
Woodland Hills, CA 91367
------------------------------------------------------------------ ---------------------------------------------------
Zenith Insurance                                                   Workers compensation policy dated May 1, 2000
------------------------------------------------------------------ ---------------------------------------------------

------------------------------------------------------------------ ---------------------------------------------------
21255 Califa Street                                                (Minnesota)
Woodland Hills, CA 91367
------------------------------------------------------------------ ---------------------------------------------------
Zenith Insurance                                                   Workers compensation policy dated May 1, 2000
21255 Califa Street                                                (Nevada)
Woodland Hills, CA 91367
------------------------------------------------------------------ ---------------------------------------------------
Golden Gate Insurance Brokers                                      Insurance Broker
4040 Civic Center Drive, #520
San Rafael, CA 94903
------------------------------------------------------------------ ---------------------------------------------------
Fidelity Management Trust Company                                  Strouds Profit Sharing and Retirement Plan
                                                                   dated November 23, 1993
------------------------------------------------------------------ ---------------------------------------------------
Health Plan of Nevada, Inc.                                        Group Health Insurance for 1999/2000 for Nevada
PO Box 15645                                                       employees dated December 8, 1999
Las Vegas, NV 89114-8408
------------------------------------------------------------------ ---------------------------------------------------
Blue Cross of California                                           Group Medical and Dental Insurance for
Attn: Craig Quinn                                                  1999/2000 for California employees dated
1640 Sepulveda Blvd., Suite 300                                    August 12, 1999
Los Angeles, CA 90025-5454
------------------------------------------------------------------ ---------------------------------------------------
Blue Cross Blue Shield of Illinois                                 Group Medical Insurance dated October 1, 1996
Attn: Clare Warder                                                 for Illinois employees
1515 West 22nd Street, Suite 300
Oak Brook, IL 60521
------------------------------------------------------------------ ---------------------------------------------------
Health Partners, Inc.                                              Group Medical Insurance dated October 1, 1999
8100 34th Avenue South                                             for Minnesota employees
PO Box 1309
Minneapolis, MN 55440-1309
------------------------------------------------------------------ ---------------------------------------------------
Private Medical-Care Inc.                                          Dental Insurance dated February 23, 1998
12898 Towne Center Drive
Cerritos, CA 90703
------------------------------------------------------------------ ---------------------------------------------------
Aetna Life Insurance Company                                       Long Term Disability Insurance dated October
151 Farmington Avenue                                              24, 1994
Hartford, CT 06156
------------------------------------------------------------------ ---------------------------------------------------
The Hartford                                                       Life, Supplemental Life and Accidental Death
865 South Figueroa Street                                          & Disbursement coverage dated August 27, 1997
Suite 2720
Los Angeles, CA 90017
------------------------------------------------------------------ ---------------------------------------------------
Health Plan of Nevada                                              Renewal of Coverage from October 1, 2000
Attn: Paul Dolan                                                   dated September 6, 2000
3106 W. Charleston Blvd., Suite 100
Las Vegas, NV 89102
------------------------------------------------------------------ ---------------------------------------------------
Health Partners                                                    Renewal of Coverage from October 1, 2000
Attn: Susan Affeldt                                                dated September 6, 2000
8100 34th Avenue South
Minneapolis, MN 55425
------------------------------------------------------------------ ---------------------------------------------------
Aetna US Healthcare                                                Renewal of Coverage from October 1, 2000
Attn: Ms. Keiko Dorsey                                             dated September 6, 2000
200 N. Sepulveda Blvd., Suite 900
El Segundo, CA 90245
------------------------------------------------------------------ ---------------------------------------------------

------------------------------------------------------------------ ---------------------------------------------------
Blue Cross of California                                           Renewal of Coverage from October 1, 2000
Attn: Craig Quinn                                                  dated September 6, 2000
1640 Sepulveda Blvd., Suite 300
Los Angeles, CA 90025
------------------------------------------------------------------ ---------------------------------------------------
Gates, McDonald & Company                                          Unemployment Compensation Services Agreement
Attn: Catrina Legg                                                 dated April 5, 2000
3455 Mill Run Drive
Hilliard, OH 43026-9079
------------------------------------------------------------------ ---------------------------------------------------
Fidelity Mutual Life Insurance Co.                                 Life Insurance Policy for Wilfred C. Stroud
                                                                   and Helen Joyce Stroud
------------------------------------------------------------------ ---------------------------------------------------
Transamerica Occidental Life Insurance Co.                         Life Insurance Policy for Wilfred C. Stroud
                                                                   and Helen Joyce Stroud
------------------------------------------------------------------ ---------------------------------------------------
Transamerica Occidental Life Insurance Co.                         Life Insurance Policy for Wilfred C. Stroud
                                                                   and Helen Joyce Stroud
------------------------------------------------------------------ ---------------------------------------------------
Chubb Life Insurnace Co. of America                                Life Insurance Policy for Wilfred C. Stroud
                                                                   and Helen Joyce Stroud
------------------------------------------------------------------ ---------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re                                  )             Chapter 11
                                       )
STROUDS, INC.,                         )        Case No. 00-3552 (MFW)
                                       )
                                       )
                                       )
                       Debtor.         )
                                       )
---------------------------------------)

             ORDER, INTER ALIA, (i) SCHEDULING A HEARING TO APPROVE
            ASSET PURCHASE AGREEMENT WITH IHOME, INC. FOR THE SALE OF
        SUBSTANTIALLY ALL OF THE DEBTOR'S ASSETS, FREE AND CLEAR OF ALL
         LIENS, CLAIMS,INTERESTS, CHARGES AND ENCUMBRANCES, SUBJECT TO
        HIGHER OR BETTER OFFERS PURSUANT TO SECTIONS 105, 363, AND 365 OF
            THE BANKRUPTCY CODE, (ii) APPROVING THE FORM AND MANNER
             OF NOTICE IN CONNECTION THEREWITH, AND (iii) APPROVING
           BIDDING PROCEDURES FOR THE SUBMISSION OF ANY COMPETING BIDS


         Upon the motion (the "Motion") dated January 30, 2001 of Strouds, Inc., debtor and debtor in possession (the "Debtor"), for the entry of two
(2) orders: (a) this order (the "Procedures Order"): (i) approving the form and manner of notice of the Motion; (ii) scheduling a hearing to approve the relief requested in the Motion (the "Sale Hearing"); (iii) setting a deadline and establishing requirements and procedures for interested parties to submit any competing bids; and (iv) setting a date for the filing of objections, if any, to the relief requested in the Motion; and (b) an order (the "Sale Order"): (i) authorizing and approving an asset purchase agreement between the Debtor and iHome, Inc. (the "Buyer");(1) (ii) authorizing the sale of substantially all of the Debtor's Assets (as defined in the Motion), which assets are fully described in the Agreement and the Exhibits attached thereto, to the Buyer, free and clear of all liens, claims, interests, charges and encumbrances, subject to the terms of the Agreement, the Procedures Order and the Sale Order and subject to higher or better offers;
(iii) authorizing

--------------------
(1) The salient terms of the agreement between the parties is set forth in the Motion and that certain term sheet attached to the Motion as Exhibit A. The asset purchase agreement between Debtor and iHome, Inc. (the "Agreement") was
filed with the Court and served upon you on             , 2001.

assumption and assignment of certain of Debtor's nonresidential real property leases and other executory contracts; (iv) authorizing the Debtor to consummate all transactions related to the above; and (v) authorizing relief consistent with the foregoing in connection with any asset purchase agreement between the Debtor and any other party submitting a higher and/or better offer for the Assets in accordance with the bidding procedures set forth below (collectively, the "Relief Requested") and all as more fully set forth in the Motion; and it appearing that it is necessary and appropriate to establish bidding procedures to govern the submission of competing bids for the Assets; and the Debtor having advised the United States Trustee, counsel for the Official Committee of Unsecured Creditors (the "Committee"), counsel for the Debtor's secured lender ("CIT"), counsel for the Buyer, all parties identified by Debtor's professionals as potentially having an interest in purchasing all or substantially all of the Debtor's assets and its business, and all entities known by the Debtor to have filed a notice of appearance or a request for receipt of notices in the Debtor's cases as of the date hereof, and all creditors who are listed on the Debtor's Schedules, of the presentation hereof; and after due deliberation and sufficient cause appearing therefor, it is

         ORDERED, that a hearing to consider the Motion and entry of the Sale Order shall be held before the Honorable Mary F. Walrath, United States Bankruptcy Judge, at the United States Bankruptcy Court for the District of Delaware, Marine Midland Plaza, 824 Market Street, 6th Floor, Wilmington, Delaware 19801, on the 1st day of March, 2001, at 11:30 a. m., or as soon thereafter as counsel can be heard, and it is further

         ORDERED, that notice of the Motion and the Relief Requested shall be deemed good and sufficient if the Debtor serves, by February 15, 2001, by first-class U.S. mail: (1) the Procedures Order upon: (i) the United States Trustee ("UST"); (ii) counsel for the Committee; (iii) counsel for CIT; (iv) all parties who have filed with the Court a request for notices in this case; and (v) all potential bidders with whom the Debtor has been in contact; and (2) copies of the "Notice of Hearing to Consider Sale of Substantially all of Strouds' Assets" (the "Notice"), substantially in the form annexed hereto as Exhibit "1", upon those parties listed above; and it is further

         ORDERED, that the following terms and procedures are hereby approved and shall govern the submission of competing bids for the Purchased Assets:

                  (a) Any interested party may submit an offer to buy the Asset ("Overbid") on or before February 23, 2001, by 5:00 p.m. Pacific Time by submitting a bid to counsel for the Debtor, Buyer, and Committee. The Overbid shall be accompanied by: (a) a signed asset purchase agreement, substantially in the form and content of the Agreement, and (b) a deposit in the amount of at least $275,000 in immediate available funds (in the form of cashier's check or certified funds payable to Strouds, Inc.); (c) any Overbid must have a readily ascertainable fair market value of not less than $275,000 in excess of the Purchase Price. Overbids shall not contain any material conditions other than the entry of the Sale Order.

                  (b) All subsequent Overbids shall have a readily ascertainable fair market value of $50,000 in excess of the highest existing Overbid (the "Incremental Bid Amount").

                  (c) In the event that the Debtor receives an Overbid offer as described above, then Buyer shall have until 5:00 p.m. Pacific Time on February 27, 2001 within which to increase its proposed Purchase Price by an amount equal to the Overbid Offer, plus the Incremental Bid Amount.

                  (d) If Buyer increases its bid as provided for in subparagraph
                  (c) above, notice of Buyer's offer shall be communicated to the party that tendered the Overbid offer (the "Overbid Offeror"). An auction sale of the Assets shall be conducted at the offices of Pepper Hamilton LLP, 1201 Market Street, Suite 1600, Wilmington, Delaware on February 28, 2001, beginning at 10:00 a.m. At the auction each Overbid Offeror and Buyer shall have the opportunity to bid on the Assets until there is only one offer for the Assets which the Debtor in consultation with its and the Committee's professionals has selected as the highest and best offer for the Assets.

                  (e) In the event of a sale of the Assets to a party other than the Buyer, the Buyer shall be paid a flat fee (the "Break-Up Fee") in the amount of $175,000 in cash. The Break-Up Fee shall be paid from the deposit posted by the successful competing bidder, and shall be paid to the Buyer within twenty-four (24) hours after the earlier to occur of: (i) closing of the Competing Bid; or (ii) forfeiture of the competing bidder's deposit, provided that if the Buyer ultimately purchases the Assets, the Buyer shall not receive the Break-Up Fee.

                  (f) The Debtor, in consultation with its and the Committee's professionals, shall determine in its sole discretion whether an Overbid meets the qualifications described herein and in the Procedures Order and whether a submitted asset purchase agreement or Overbid constitutes the highest and/or best offer. The highest and/or best offer as determined by the Debtor shall be submitted to the Court for approval at the Sale Hearing.

         ORDERED, that responses or objections, if any, to any of the Relief Requested, including the entry of the Sale Order, shall be filed on or before 4:00 p.m. Eastern Standard Time on February 23, 2001 with the Bankruptcy Court, and served so as to be received before 4:00 p.m. Eastern Standard Time on February 23, 2001 on the following: (i) co-counsel for the debtor Hennigan, Bennett & Dorman, 601 South Figueroa Street, Suite 3300, Los Angeles, California, 90017, Attn: Bennett J. Murphy, Esq.; and Pepper Hamilton LLP, 1201 Market Street, P.O. Box 1709, Wilmington, Delaware 19899-1709, Attn: David B. Stratton, Esq.; (ii) co-counsel for the Committee Otterbourg, Steindler, Houston & Rosen, P.C., 230 Park Avenue, New York, New York 10169, Attn: Scott L. Hazan, Esq.; and Ashby & Geddes, 222 Delaware Avenue, 17th Floor, Wilmington, DE 19801,
Attn: Christopher S. Sontchi, Esq.; (iii) co-counsel for CIT Buchalter, Nemer, Fields & Younger, 601 South Figueroa Street, Suite 2400, Los Angeles, CA 90017,
Attn: William Brody, Esq.; and Richards Layton & Finger, One Rodney Square, P.O. Box 551, Wilmington, DE 19899, Attn: Deidre Richards, Esq.; and (iv) the Office of the United States Trustee, Curtis Center, Suite 950 West, 601 Walnut Street, Philadelphia, Pennsylvania 19106, Attn: Maria Giannirakis, Esq.; and it is further

         ORDERED, that the Sale Hearing may be adjourned, from time to time, without further notice to creditors or parties in interest other than by announcement of the adjournment in open Court or on the Court's calendar on the date scheduled for the Sale Hearing; and it is further

         ORDERED, that the Debtors are hereby authorized to take such steps and incur and pay such expenditures as may be necessary or appropriate to effectuate the terms of this Procedures Order.

Dated:  Wilmington, Delaware

        January      , 2001

                                       --------------------------------------
                                       Honorable Mary F. Walrath
                                       United States Bankruptcy Judge

                                   EXHIBIT "1"

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re                                  )              Chapter 11
                                       )
STROUDS, INC.,                         )         Case No. 00-3552 (MFW)
                                       )
                                       )
                                       )
                       Debtor.         )
---------------------------------------)

                      NOTICE OF HEARING TO CONSIDER SALE OF
                      SUBSTANTIALLY ALL OF STROUD'S ASSETS


         PLEASE TAKE NOTICE that on January   , 2001 the Motion of the Debtor
and Debtor in Possession for Order: (i) Approving Sale of Substantially All of the Debtor's Assets and Business Free and Clear of All Liens, Claims, and Encumbrances Pursuant to 11 U.S.C. Section 363; (ii) Approving Bidding and Notice Procedures for the Sale; and (iii) Pursuant to 11 U.S.C. Section 365 Approving Assumption and Assignment of Certain of the Debtor's Unexpired Executory Contracts and Leases in Connection with Such Sale (the "Motion") was filed with the United States Bankruptcy Court for the District of Delaware, 824 N. Market Street, Wilmington, Delaware 19801; which was formerly served upon you.

         PLEASE TAKE FURTHER NOTICE that, in the Motion, Strouds, Inc., debtor and debtor in possession (the "Debtor"), sought the entry of two orders: (a) the Procedures Order (as defined in the Motion): (i) approving the form and manner of notice of the Motion; (ii) scheduling a hearing to approve the relief requested in the Motion (the "Sale Hearing"); (iii) setting a deadline and establishing requirements and procedures for interested parties to submit any competing bids; and (iv) setting a date for the filing of objections, if any, to the relief requested in the Motion; and (b) an order (the "Sale Order"): (i) authorizing and approving an asset purchase agreement between the Debtor and iHome, Inc. (the "Buyer"); (ii) authorizing the sale of substantially all of the Debtor's assets, which assets are fully described in the Agreement and the Exhibits attached thereto (the "Assets"), to the Buyer, free and clear of all liens, claims, interests, charges and encumbrances, subject to the terms of the Agreement, the Procedures Order and the Sale Order and subject to higher or better offers; (iii) authorizing the Debtor to consummate all transactions related to the above; and (iv) authorizing relief consistent with the foregoing in connection with any asset purchase agreement between the Debtor and any other party submitting a higher and/or better offer for the Assets in accordance with the bidding procedures set forth below.

         PLEASE TAKE FUTHER NOTICE that at the hearing on the Motion held on February , 2001, the Court entered the Procedures Order.

         PLEASE TAKE FURTHER NOTICE that, in accordance with the Procedures Order, the Sale Hearing will be held on , 2001 at : .m. before the Honorable Mary F. Walrath, United States Bankruptcy Court for the District of Delaware, 824 Market Street, Wilmington, Delaware 19801.

PLEASE TAKE FURTHER NOTICE that any objection to the entry of the Sale Order must be filed with the Bankruptcy Court and served upon: (i) co-counsel for the debtor Hennigan, Bennett & Dorman, 601 South Figueroa Street, Suite 3300, Los Angeles, California, 90017, Attn: Bennett Murphy, Esq.; (ii) co-counsel for the Debtor Pepper Hamilton LLP, 1201 Market Street, P.O. Box 1709, Wilmington, Delaware 19899-1709, Attn: David B. Stratton, Esq.; (iii) co-counsel for the Committee Otterbourg, Steindler, Houston & Rosen, P.C., 230 Park Avenue, New York, New York 10169, Attn: Scott L. Hazan, Esq.; (iv)co-counsel for the Committee Ashby & Geddes, 222 Delaware Avenue, 17th Floor, Wilmington, DE 19801,
Attn: Christopher S.

Sontchi, Esq.; (v) co-counsel for CIT Buchalter, Nemer, Fields & Younger, 601 South Figueroa Street, Suite 2400, Los Angeles, CA 90017, Attn: William Brody, Esq.; (vi) co-counsel for CIT Richards Layton & Finger, One Rodney Square, P.O. Box 551, Wilmington, DE 19899, Attn: Deidre Richards, Esq. so as to be actually received by such counsel by not later than 4:00 p.m. Eastern Standard time on _______,__ 2001.

DATED:  Wilmington, Delaware
        January   , 2001

                                       PEPPER HAMILTON LLP


                                       ---------------------------------
                                       David B. Stratton (DE No. 960)
                                       David M. Fournier (DE No. 2812)
                                       Aaron A. Garber (DE No. 3837)
                                       1201 Market Street, Suite 1600
                                       P.O. Box 1709
                                       Wilmington, Delaware 19899-1709
                                       Telephone:  (302) 777-6500
                                       Telecopy:  (302) 656-8865

                                       and

                                       HENNIGAN, BENNETT & DORMAN
                                       Bennett J. Murphy
                                       James O. Johnston
                                       Kelly K. Frazier
                                       601 South Figueroa Boulevard, Suite 3300
                                       Los Angeles, California 90017
                                       Telephone:  (213) 694-1200
                                       Telecopy:  (213) 694-1234

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re                                  )              Chapter 11
                                       )
STROUDS, INC.,                         )         Case No. 00-3552 (MFW)
                                       )
                                       )
                                       )
                         Debtor.       )
                                       )
---------------------------------------)

          ORDER PURSUANT TO SECTIONS 105, 363 AND 365 OF THE BANKRUPTCY
          CODE: (A) AUTHORIZING AND APPROVING ASSET PURCHASE AGREEMENT
           WITH iHOME, INC.; (B) AUTHORIZING THE SALE OF SUBTANTIALLY
            ALL OF THE DEBTOR'S ASSETS, FREE AND CLEAR OF ALL LIENS,
             CLAIMS, INTERESTS, CHARGES AND ENCUMBRANCES, SUBJECT TO
              THE TERMS OF THE ASSET PURCHASE AGREEMENTAND SUBJECT
           TO HIGHER AND/OR BETTER OFFERS; (C) AUTHORIZING ASSUMPTION
            AND ASSIGNMENT OF CERTAIN OF DEBTOR'S NONRESIDENTIAL REAL
                 PROPERTY LEASES AND OTHER EXECUTORY CONTRACTS;
           (D) AUTHORIZING THE DEBTORS TO CONSUMMATE ALL TRANSACTIONS
              RELATED TO THE ABOVE; AND (E) GRANTING OTHER RELIEF

         This matter is before the Court on the Motion of the Debtor and Debtor in Possession (the "Debtor"), for Orders: (i) Approving Sale of Substantially All of the Debtor's Assets and Business Free and Clear of All Liens, Claims, and Encumbrances Pursuant to 11 U.S.C. Section 363; (ii) Approving Bidding and Notice Procedures for the Sale; (iii) Pursuant to 11 U.S.C. Section 365 Approving Assumption and Assignment of Certain of Debtor's Nonresidential Real Property Leases and Other Executory Contracts in Connection with Such Sale (the "Motion"). In the Motion, Debtor seek the entry of, INTER ALIA, this order (the "Sale Order"); (i) authorizing and approving that certain asset purchase agreement between the Debtor and iHome, Inc. (the "Buyer");(1) (ii) authorizing the sale of substantially all of the Debtor's assets (as also described

---------------
(1) The salient terms of the agreement between the parties is set forth in the Motion and that certain term sheet attached to the Motion as Exhibit A. The asset purchase agreement between Debtor and iHome, Inc. (the "Agreement") was served and filed with the Court on __________ __, 2001.

and defined in the Motion and Agreement, the "Assets"), to the Buyer, free and clear of all liens, claims, interests, charges and encumbrances, subject to the terms of the Agreement and subject to higher and/or better offers; (iii) authorizing assumption and assignment of certain of Debtor's nonresidential real property leases and other executory contracts; (iv) authorizing the Debtor to consummate all transactions related to the above; and (v) authorizing relief consistent with the foregoing in connection with any asset purchase agreement between the Debtor and any other party submitting a higher and/or better offer for the Assets in accordance with the bidding procedures established by the Procedures Order (as hereinafter defined); and the Court having on February 14, 2001 entered its Order, INTER ALIA, (i) Scheduling a Hearing to approve Asset Purchase Agreement with iHome, Inc. for the Sale of Substantially all of the Debtor's Assets, Free and Clear of all Liens, Claims, Interest s, Charges and Encumbrances, Subject to Higher or Better Offers, (ii) Approving the Form and Manner of Notice in Connection Therewith, and (iii) Approving Bidding Procedures for the Submission of any Competing Bids (the "Procedures Order"); [and the Debtor having received no competing bid for the Assets]; and the Court having considered the Motion and the record in these proceedings, and having heard the statements of counsel in support of the relief requested in the Motion at a hearing before the Court (the "Sale Hearing"); and the Court having found that notice of the Motion was sufficient under the circumstances; and the Court having been fully advised and having determined that the legal and factual bases set forth in the Motion and at the Sale Hearing establish just cause for the relief granted in this Sale Order.

         THE COURT MAKES THE FOLLOWING FINDINGS OF FACT AND CONCLUSIONS OF LAW:

                                  JURISDICTION

         A. The Court has jurisdiction over this matter under 28 U.S.C. Sections 157 and 1334. This proceeding is a core proceeding under 28 U.S.C. Section 157(b)(2). Venue is proper in this district under 28 U.S.C. Sections 1408 and 1409.

                                     NOTICE

         B. The Debtor has complied with all of the procedures for notice of the Motion and Sale Hearing set forth in the Procedures Order. Such notice constitutes appropriate and adequate notice to all parties and is in compliance with Rules 2002, 6004, 6006 and 9014 of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules"). No other or further notice of the Motion, the Sale Hearing or the entry of this Sale Order is necessary or required.

                            OBJECTIONS; OTHER BIDDERS

         C. In response to the Motion and the notice of the Motion, the Debtor has received objections to the proposed sale of certain of the Assets to the Buyer under and pursuant to the Agreement from the following parties: [insert]. No other objection to the proposed sale has been filed with this Court.

         D. In addition, Debtor has received objections to the assumption and assignment of certain of the Debtor's nonresidential real property leases and other executory contracts in connection is the proposed sale from the following parties: [insert]. No other objection to the proposed assumption and assignment of the nonresidential real property leases and other executory contracts has been filed with this Court.

         E. [In response to the Motion, the notice of the Motion and the Procedures Order, the Debtor has received no offers to purchase the Assets other than the Buyer's offer. Accordingly, the Buyer's bid was and remains the highest and best bid for the Purchased Assets.]

                             JUSTIFICATION FOR SALE

         F. The Debtor has established sound business justification in support of the proposed sale. Such business justifications include, but are not limited to, the following: (i) The Debtor has continued to experience losses in the operation of its business notwithstanding significant ongoing efforts to improve the Debtor's business performance; (ii) Debtor, along with its professionals and in consultation with the Official Committee of Unsecured Creditors (the "Committee) and its secured lender ("CIT"), has concluded, after considering numerous options, that the sale of the Assets provides the greatest benefit to the estate and its creditors; and (ii) the Debtor believes that a sale pursuant to section 363 of title 11 of the United States Code (the "Bankruptcy Code") and subject to higher and better offers is the most effective means of maximizing the value for the Assets, the estate, and of the Debtor's business. After considering the circumstances described in the Motion, the Court has determined that the procedures outlined in the Procedures Order and the Buyer's offer present the best opportunity for the Debtor to realize the highest recovery possible for the Assets for the benefit of all creditors. The sale process conducted by the Debtor, the Committee and their professionals was non-collusive, fair and reasonable, and conducted in good faith.

         G. The transactions contemplated by the Motion, as approved and implemented by this Sale Order, are in compliance with and satisfy all applicable provisions of the Bankruptcy Code, including, without limitation, sections 363(b), (f) and (m) and 365 of the Bankruptcy Code. The terms and conditions of the sale of the Assets and the other transactions approved by this Sale Order are fair and reasonable.

         H. The Buyer's offer, as approved by this Sale Order, is the highest and best offer for the Assets. The aggregate purchase price offered by the Buyer constitutes full and adequate consideration and reasonably equivalent value for the Assets.

         I. The transfer of the Assets on the Closing to the Buyer for the consideration set forth in the Agreement is in the best interests of the Debtor's estate, its creditors, and all parties in interest.

                                   GOOD FAITH

         J. The sale process conducted pursuant to the Procedures Order was non-collusive, fair and reasonable, and was conducted openly and in good faith. The transfer of the Assets to the Buyer represents an arm's-length transaction and has been negotiated in good faith between the parties. The Buyer, as transferee of the Assets, is a good faith purchaser under section 363(m) and, as such, is entitled to the full protection of section 363(m) of the Bankruptcy Code.

              SALE FREE AND CLEAR OF LIENS, CLAIMS AND ENCUMBRANCES

         K. The Debtor is authorized to sell the Assets free and clear of all Liens (as defined in Paragraph 4 below) pursuant to and in accordance with section 363(f) of the Bankruptcy Code.

         LEASES AND OTHER EXECUTORY CONTRACTS TO BE ASSUMED AND ASSIGNED

         L. Upon the transfer of the Acquired Leases(2) and executory Contracts to the Buyer and, subject to the payment of the cure amounts contemplated and required by this Sale Order: (A) each Acquired Lease constitutes a valid and existing leasehold interest in the property subject to such Acquired Lease; (B) each of the other Contracts are executory in nature;

---------------
(2) All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

(C) none of the Debtor's rights have been released or waived under any of the Acquired Leases or executory Contracts; (D) the Acquired Leases and executory Contracts have not been terminated or rejected and are in full force and effect; and (E) no default exists under any Acquired Lease or executory Contract (including, without limitation, with respect to any amounts payable thereunder), nor is any other party to any such Acquired Lease or executory Contract in default in any material respect, nor does there exist any event or condition which with the passage of time or the giving of notice, or both, would constitute such a default; and (F) the Acquired Leases and executory Contracts are subject to assumption by the Debtor and Assignment to Buyer pursuant to 11 U.S.C. Section 365; and (G) the assumption and assignment of the Acquired Leases and executory Contracts is in compliance with and satisfies all provisions of the Bankruptcy Code, including sections 365.

                   CORPORATE AUTHORITY; CONSENTS AND APPROVALS

         M. The Debtor has full corporate power and authority to execute the Agreement, any related agreements and all other documents contemplated by the Agreement or such other related agreements, and the sale of the Assets by the Debtor has been duly and validly authorized by all necessary corporate power and authority necessary to consummate the transactions contemplated by the Agreement. No consents or approvals, other than this Sale Order and those expressly provided for in the Agreement are required for the Debtor to consummate such transactions.

              BASED UPON THE FOREGOING, IT IS HEREBY ORDERED that

         1. The Motion is approved.

         2. The Agreement and the terms and conditions contained therein are approved. The Debtor is authorized at the Closing to execute, deliver, implement and fully perform the

Agreement, together with all additional instruments, agreements and documents which are contemplated by the Agreement and those instruments, agreements and documents which may be reasonably necessary, convenient or desirable in implementing the Agreement, and to take all further actions (including any prorations, adjustments and the like provided for in the Agreement) as may be necessary or appropriate in performing the obligations as contemplated by the Agreement. All objections to the Motion that were not withdrawn or settled on the record are overruled.

         3. Subject to the fulfillment of the terms and conditions of the Agreement, at the Closing, the Debtor is authorized to sell, transfer, assign and convey to the Buyer all of the Debtor's rights, title and interest in and to the Assets. The Debtor is authorized and empowered at the Closing to deliver bills of sale, assignments and other such documentation contemplated by the Agreement and this Sale Order.

         4. Except for CIT's lien in the Inventory at the Acquired Locations (herein after referred to as "CIT's lien"), the transfer of the Assets to the Buyer as of the Closing will be free and clear of any and all liens, claims, interest, charges, and encumbrances therein, thereon and/or thereagainst of whatever kind, type, nature, or description, including, without limitation, any lien, security interest, pledge, hypothecation, encumbrance or other charge, interest or claim (including, but not limited to, any "claim" as defined in section 101(5) of the Bankruptcy Code) in, against or with respect to any of the Assets, having arisen, existed or accrued prior to and through the Closing, whether direct or indirect, absolute or contingent, choate or inchoate, fixed or contingent, matured or unmatured, liquidated or unliquidated, arising by agreement, statue or otherwise and whether arising prior to, on or after the Petition Date. Except for CIT's lien, all of the foregoing interests described in this Paragraph 4 are collectively referred to herein as "Liens."

         5. This Sale Order is and will be effective as a determination that, upon the Closing, Strouds and all Liens in, on or upon the Assets are adjudged and declared to be unconditionally released, discharged and terminated, with all such Liens to attach to the cash proceeds of the sale of the Assets, except for those Liens assumed by the Buyer as detailed in the Agreement and paragraph 14 herein, (the "Proceeds"), with the same force, validity, effect, priority and enforceability, INTER SE, as such Liens had in the Assets prior to such sale. Except as otherwise provided in this Sale Order, any issues regarding the extent, validity, perfection, priority and enforceability of such Liens with respect to such proceeds will be determined by the Court, if, as and when appropriate, upon proper application at a later date, including pursuant to a proposed plan of reorganization.

         6. The Proceeds, less any Cure Amounts (as defined hereinafter) paid in accordance herewith, shall be distributed in accordance with a further order of this Court to the Debtor, subject to any valid security interests on the Purchased Assets.

         7. Notwithstanding anything to the contrary, contained herein, this Sale Order shall not, in any way, affect, impair or restrict the liens, claims, encumbrances and interests of any entity (including the Debtor) in, against, or with respect to, any of the Debtor's assets other than the Assets.

         8. The Buyer has provided adequate assurance of its future performance under the Acquired Leases and executory Contracts, and the assumption and assignment of the Acquired Leases and executory Contracts to the Buyer satisfy the requirements of section 365 of the Bankruptcy Code. Notwithstanding any provision of the Acquired Leases or executory

Contracts (including those described in sections 365(b)(2) and (f) of the Bankruptcy Code) that prohibits, restricts or conditions an assignment or transfer, the Debtor is authorized and directed at the Closing, pursuant to section 365 of the Bankruptcy Code, to assume the Acquired Leases and executory Contracts and assign their rights, title and interest therein to the Buyer. Upon the assignment of the Acquired Leases, the executory Contracts and the payment of the Cure Amounts, pursuant to section 365(k) of the Bankruptcy Code, the Debtor shall be relieved from any further liability under the Acquired Leases and executory Contracts.

         9. Except as expressly set forth in this Sale Order or the Agreement, the Buyer will not be deemed to have assumed any "claims" (as that term is defined in section 101(5) of the Bankruptcy Code) against the Debtor. Under no circumstances will the Buyer be deemed a successor of or to the Debtor for any liability of the Debtor (whether direct or indirect, liquidated or unliquidated, choate or inchoate or contingent or fixed) whatsoever except as set forth in this Sale Order or the Agreement.

         10. All of the Debtor's rights, title and/or interests in the Assets are, as of the Closing, transferred to and vested in the Buyer. Subject to the fulfillment of the terms and conditions of the Agreement, as of the Closing, this Sale Order will be considered and constitute for any and all purposes a full and complete general assignment, conveyance and transfer of the Assets or a bill of sale transferring good and marketable title in the Assets to the Buyer. Any and all governmental recording offices and all other parties, persons or entities are directed to accept this Sale Order as such an assignment or bill of sale and, if necessary, this Sale Order will be accepted for recordation on or after the Closing as conclusive evidence of the free and clear, unencumbered transfer of title to the Assets conveyed to the Buyer at Closing.

         11. The transfer of the Assets to the Buyer under this Sale Order is exempt from any transfer or stamp tax under section 1146(c) of the Bankruptcy Code.

         12. If any of the Assets is in the care or custody of any non-debtor party, such party following the Closing shall immediately, upon written request and presentation of this Sale Order, surrender any such Assets in its care or custody to the Buyer.

         13. Upon the Closing, the Buyer is granted immediate and unfettered access to the Assets conveyed in the Closing. The Debtor and its officers, agents and employees who have access to and control over any of the Assets will cease exercising control over the Assets upon the Closing, and such parties are enjoined after the Closing from exercising any control and/or interfering with the Buyer's use, peaceful enjoyment and control of the Assets without the Buyer's consent.

         14. On the Closing Date and as set forth in the Agreement, the Buyer shall assume: (i) that portion of the outstanding indebtedness owed by the Debtor to CIT Group/Business Credit, Inc. ("CIT") allocable to the Inventory at the Acquired Locations; (ii) all of Debtor's actual post-petition accounts payable to trade vendors, or other post-petition obligations, in an amount of $2.6 million; and (iii) pre-closing payroll expenses, including, without limitation, all accrued vacation and applicable payroll taxes, for employees to be retained by Buyer following the Closing Date. The Debtor will be ___________ and released simultaneously of obligations to CIT.

         15. On the Closing Date, except with respect to CIT's lien, each of the Debtor's creditors having Liens on any of the Assets is authorized and directed to execute such documents and take all actions as may be necessary to release its Liens, if any, in, on or against the Assets, if any, as such Liens may have been recorded or may otherwise exist.



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         16. Except with respect to CIT's lien, if any person or entity that has filed financing statements or other documents or agreements evidencing Liens in, on or against the Assets has not delivered to the Debtor prior to the Closing, in proper form for filing and executed by the appropriate parties, termination statements, instruments of satisfaction, releases of all Liens or other interests that such person or entity has with respect to the Purchased Assets, the Debtor is authorized to execute and file such statements, instruments, releases and other documents on behalf of such person or entity with respect to the Assets.

         17. Any allocation of the Purchase Price in the Agreement shall not be binding upon the Debtor's creditors and other parties in interest and will not have any precedential value with respect to any allocations of the value contained in a plan of reorganization or liquidation involving the Debtor, its estate and its creditors.

         18. This Court has exclusive jurisdiction to implement and enforce the terms and provisions of the Agreement (and all documents contemplated thereby) and this Sale Order, including any disputes relating thereto or with respect to the sale, the proceeds of sale, the transfer or assignment and delivery of the Assets to the Buyer and the Buyer's peaceful use and enjoyment thereof after the Closing, free and clear of any Liens except CIT's lien, regardless of whether a plan of reorganization has been confirmed in these chapter 11 cases and irrespective of the provisions of any such plan or order confirming such plan; and the Court retains jurisdiction over the parties to the Agreement with respect to any controversies which may arise thereunder.

         19. The terms and provisions of this Sale Order are binding in all respects upon the Debtor, its employees, officers and directors, its creditors, their shareholders, any parties having received notice of these proceedings, any affected third parties and other parties-in-interest, any



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persons asserting a Lien in, on or against the Assets, the Buyer and all of the aforementioned parties' successors or assigns, including, without limitation, any trustee subsequently appointed for the Debtor under the Bankruptcy Code.

         20. The failure specifically to include any particular provisions in the Agreement or the agreements contemplated thereby in this Sale Order will not diminish the effectiveness of such provision, it being the intent of this Court that the Agreement and agreements contemplated thereby are authorized, approved and effective in their entirety.

         21. This is a final order and enforceable upon its entry. To the extent necessary under Rules 5003, 6004(g), 9014, 9021 and 9022 of the Bankruptcy Rules, the Court expressly finds that there is no just reason for delay in the implementation of this Sale Order and expressly directs entry of judgment as set forth in this Sale Order.

         22. Pursuant to section 363(m) of the Bankruptcy Code, the reversal or modification of this Sale Order on appeal shall not affect the validity of the transfer of the Assets to the Buyer, as well as the transactions contemplated or authorized by this Sale Order, unless the same is stayed pending appeal prior to the Closing of the transactions authorized by the Sale Order.

         Dated:   Wilmington, Delaware
                  January       , 2001


                                       ----------------------------------------
                                       Honorable Mary F. Walrath
                                       United States Bankruptcy Judge





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